                                                                 EXHIBIT 10.1





         AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT

                                  BY AND AMONG

                       PRUDENTIAL SECURITIES CREDIT CORP.
                                 AS THE LENDER

                                      AND

                             AMRESCO CAPITAL TRUST

                                      AND

                                 AMREIT I, INC.

                                      AND

                                AMREIT II, INC.

                                      AND

                               ACT EQUITIES, INC.

                                      AND

                               ACT HOLDINGS, INC.
                AS, INDIVIDUALLY AND COLLECTIVELY, THE BORROWER



                            DATED AS OF MAY 4, 1999


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
                                                     TABLE OF CONTENTS
SECTION                                                                                                        PAGE

Section I.            The Loan.............................................................................      1

Section II.           Loan Files and Custodian.............................................................      9

Section III.          Representations, Warranties and Covenants............................................     10

Section IV.           Mandatory Partial Prepayment of Loan.................................................     18

Section V.            Release of Loan Files Following Payment of Loan......................................     20

Section VI.           Servicing............................................................................     21

Section VII.          No Oral Modifications; Successors and Assigns; Assignment of Collateral..............     21

Section VIII.         Reports..............................................................................     21

Section IX.           Events of Default....................................................................     24

Section X.            Remedies Upon Default................................................................     26

Section XI.           Pre-Existing Conditions..............................................................     27

Section XII.          Indemnification......................................................................     27

Section XIII.         Periodic Due Diligence Review........................................................     28

Section XIV.          Power of Attorney....................................................................     29

Section XV.           Choice of Law; Agreement Constitutes Security Agreement..............................     29

Section XVI.          Lender May Act Through Affiliates....................................................     29

Section XVII.         Notices..............................................................................     29

Section XVIII.        Severability.........................................................................     31

Section XIX.          Counterparts.........................................................................     31

Section XX.           Additional Borrowers.................................................................     31

Section XXI.          No Exclusivity.......................................................................     31

Section XXII.         Joint and Several Liability..........................................................     32

Section XXIII.        Consent to Jurisdiction and Service of Process.......................................     32

Section XXIV.         Waiver of Jury Trial.................................................................     32

Appendix I            Certain Definitions

Appendix II           Representations And Warranties Regarding All Pledged Eligible Assets

Schedule A            Approved Assets



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
Schedule B            Disclosure Of Proceedings Pending Against The Borrower, Events Causing Material Adverse
                      Changes And Changes To The Management Agreement

Exhibit A             Form Of Secured Note

Exhibit B             Form Of Legal Opinion

Exhibit C             Form Of Underwriting Transmittal

Exhibit D             Form Of Funding Notice

Exhibit E             Form Of Commercial Loan/Asset Schedule

Exhibit F             Form Of Warrant Agreement

          AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT

         THIS AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT dated as of May 4, 1999 (as amended or otherwise modified in writing by the parties hereto from time to time, this "Agreement") is by and among PRUDENTIAL SECURITIES CREDIT CORP., a Delaware corporation, having an office at 1220 N. Market Street, Wilmington, Delaware 19801 (the "Lender") and AMRESCO CAPITAL TRUST, a Texas real estate investment trust ("ACT"), AMREIT I, INC., a Delaware corporation ("AMREIT I") AMREIT II, INC., a Nevada corporation ("AMREIT II"), ACT EQUITIES, INC., a Georgia corporation ("EQUITIES"), and ACT HOLDINGS, INC., a Georgia corporation ("HOLDINGS"),each having its principal office at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 (individually and collectively, the "Borrower").

         WHEREAS, the Lender and the Borrower entered that certain Interim Warehouse and Security Agreement dated as of July 1, 1998, by and between the Lender and the Borrower (the "Original Agreement") and now wish to amend and restate the Original Agreement herein in full; and

         WHEREAS, the Lender intends to lend and the Borrower intends to borrow up to $300,000,000 to provide interim warehouse financing of Eligible Assets (as defined herein).

         Capitalized terms used in this Agreement and not otherwise specifically defined herein are defined in Appendix I hereto.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

         Section I. The Loan.

         Subject to the terms of this Agreement:

                  1. Maximum Loan Amount. Subject to the terms and conditions set forth in this Agreement, the Lender agrees to lend to the Borrower up to a maximum of $300,000,000 (the "Maximum Loan Amount") under this Agreement (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"), subject to the following limitations:

                         (a) the "Mezzanine Loan/Equity Investment Sub-Limit" --
the aggregate outstanding Advances made in connection with one or more Mezzanine Loans/Equity Investments shall not exceed $40,000,000 at any time (excluding Land Development Loans and Mezzanine Construction Loans included in Section I(1)(C) below);

                         (b) the "Construction Loan Sub-Limit" -- the aggregate
outstanding Advances made in connection with one or more Construction Loans shall not exceed $115,000,000 at any time; and

                         (c) the "Less Than 70% Pre-Leased Sub-Limit" -- of the
$115,000,000 Construction Loan Sub-Limit, no more than $50,000,000 in aggregate outstanding Advances at

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

any time may be for (i) construction projects that are less than 70% leased, measured on a project by project basis, at the time of the Initial Advance for each such construction project (a "Less Than 70% Pre-Leased Project") and (ii) outstanding Advances (after adjustment pursuant to Sections I(3)(e) and (f)) for Land Development Loans and Mezzanine Construction Loans. If at any time a particular construction project subject to the Less Than 70% Pre-Leased Sub-Limit becomes greater than or equal to 70% leased (a "Greater Than or Equal to 70% Pre-Leased Project"), then (i) the Borrower may request in writing that the Lender no longer consider the aggregate outstanding Advances made with respect to such construction project as part of the $50,000,000 Less Than 70% Pre-Leased Sub-Limit and only consider such Advances as part of the $115,000,000 Construction Loan Sub-Limit and (ii) the Lender shall have the right, in its sole discretion, to approve or disapprove the Borrower's request. In determining whether a construction project is a Less Than 70% Pre-Leased Project or a Greater Than or Equal to 70% Pre-Leased Project, a lease must meet the following criteria: the tenant must be a bona fide, credit-worthy party unaffiliated with the project developer; the lease must be a bona fide lease on fair market value terms and conditions, bearing the duly authorized signatures of landlord and tenant; the lease must have a minimum initial term of not less than five years; and the lease shall not be subject to any termination rights or conditions subsequent, other than customary conditions relating to timely completion of the project and tenant improvement work and other customary termination rights such as those for landlord's default. The Lender, in its sole discretion, may (but shall not be required to) consider exceptions to such lease requirements based on other specific property types. Once the construction project is complete and the tenants take possession of leased space in the project pursuant to a fully executed lease which satisfies the criteria for leases set forth above in this
Section I(1)(c), the Borrower may also request the Lender to recharacterize the aggregate outstanding Advances relating to such Construction Loan as no longer part of the Construction Loan Sub-Limit. The Lender, in its sole discretion, may (but shall not be required to) consider such request.

         2. Eligible Assets. The Borrower agrees that the Loan shall be used to warehouse certain commercial mortgage loans and commercial real estate assets, including, but not limited to, Mortgage Loans, Construction Loans, Mezzanine Loans/Equity Investments, Bridge Loans, Rehabilitation Loans, Acquisition Loans and Participating Loans (all of the foregoing described loans and other assets, collectively, "Eligible Assets"). To qualify as an Eligible Asset, the Borrower shall not commit to finance more than 100% of the Budgeted Costs or 100% of the Stabilized Value of such Eligible Asset. A schedule of all currently approved assets (the "Approved Assets") and their respective asset classifications, sub-limit categories and maximum Advance levels, as approved by Lender, is set forth on Schedule A attached hereto and made a part hereof. In accordance with the procedures provided herein and subject to the terms and conditions of this Agreement, the Borrower is entitled to request Advances on Approved Assets up to the maximum Advance amount set forth in Schedule A for such Approved Asset, and, in the event of such request, Lender is obligated to fund up to such maximum Advance amounts in accordance with the terms hereof, including, without limitation, the Borrower's performance of all conditions precedent to the Lender's Obligation to make specific Advances. Land Development Loans and Mezzanine Construction Loans shall not be deemed Eligible Assets except those described on Schedule A. Any outstanding Advances for either Land Development Loans or Mezzanine Construction Loans made pursuant to the Original Agreement may remain outstanding pursuant to this Agreement and, subject to the terms and conditions of this Agreement, the Lender will advance up to the maximum Advance amount related thereto as


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

set forth on Schedule A so long as the conditions set forth in Sections I(3)(e) and (f) are satisfied and no events of default exist with respect thereto. All Eligible Assets must: (x) be originated in accordance with prudent underwriting standards and the Borrower's approved due diligence standards, closing procedures manual (the form and content of which have been provided in advance to the Lender and approved in advance by the Lender in writing, both as more particularly set forth in Section I(3)(a)(vi) below) (collectively, the "Borrower's Guidelines") and related documents or otherwise have been approved by the Lender in writing and (y) have an Approved Exit Strategy prior to the Initial Advance for such Eligible Asset. The Eligible Assets to be pledged to the Lender under this Agreement shall be identified by the Borrower to the Lender in writing from time to time, and at any time upon the Lender's request. Any Eligible Asset for which an Advance is made under this Agreement is hereinafter referred to as a "Pledged Eligible Asset."

         3. Advances.

                  (a) Subject to the terms and conditions of this Agreement, each Advance shall be made, pursuant to the terms of this Agreement on a date prior to the Maturity Date referred to below (each such date, a "Funding Date"); provided that:

                         (i) not later than (A) five Business Days prior to the proposed Funding Date for an Initial Advance, the Borrower shall deliver to the Lender a written underwriting transmittal in the form of Exhibit C hereto previously approved by the Lender and used by the Borrower for the Approved Assets (an "Underwriting Transmittal") for each Eligible Asset proposed to be pledged in connection with such Initial Advance, and (B) two Business Days prior to the proposed Funding Date for an Initial Advance, the Borrower shall deliver to the Lender (i) a written notice (a "Funding Notice") in the form of Exhibit D hereto and (ii) a schedule, via facsimile, in the form of Exhibit E hereto, detailing certain specified characteristics of the Eligible Assets proposed to be pledged in connection with such Initial Advance (each such schedule, a "Commercial Loan/Asset Schedule");

                         (ii) the representations, warranties and covenants of the Borrower set forth in this Agreement shall be true and correct on and as of each such Funding Date as if made on and as of such date;

                         (iii) no Event of Default shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date;

                         (iv) the Lender shall have received in connection with each Initial Advance, by no later than 12:00 noon (New York City time) on the related Funding Date, a certificate from the Custodian referred to below to the effect that it has reviewed the loan files relating to the Eligible Assets being pledged in connection with the Advance being made on such Funding Date and has found no material deficiencies in such loan files (the "Custodian's Certification"); provided, however, if the Funding Date is the same date as the closing of the underlying loan, then the Lender shall have received by no later than one Business Day prior to the Funding Date a certificate from the escrow officer of a title company approved by the Lender (the "Escrow Officer"), engaged by the


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

          Borrower and the underlying mortgagor/borrower in connection with such Pledged Eligible Asset which verifies that the Escrow Officer has received the loan files relating to such Eligible Asset to be pledged in connection with the Advance and that the Escrow Officer will forward such loan files directly to the Custodian no later than the first Business Day following the Funding Date;

                         (v) for Eligible Assets, the Borrower shall have delivered or caused to be delivered to the Custodian or the Escrow Officer all required documents with respect to the Eligible Assets being pledged to the Lender under this Agreement on such Funding Date;

                         (vi) prior to the first Advance after the execution of this Agreement and under this Agreement relating to a Pledged Eligible
          Asset: (A) the Lender has received a complete and up-to-date copy of the Borrower's Guidelines and all other relevant handbooks and manuals, as the Lender may reasonably request; (B) the Lender has approved the Borrower's Guidelines and related documents; and (C) prior to each Advance, the Lender shall have approved in writing all changes or modifications thereto, if any, that, in the reasonable judgment of the Lender, may result in a material relaxation of the standards or requirements contained in the Borrower's Guidelines and/or related documentation;

                         (vii) prior to the first Advance under this Agreement relating to a Pledged Eligible Asset, the Lender shall have received a current Secretary's Certificate of each Borrower certifying as to the incumbency of the officers of the Borrower, with copies of (A) any amendments to ACT's Declaration of Trust since July 1, 1998, as to AMREIT I and AMREIT II any amendments to each such Borrower's respective Articles of Incorporation and certificate of incorporation since July 1, 1998, and, as to EQUITIES and HOLDINGS, copies of each such Borrower's respective Articles of Incorporation and certificate of incorporation; (B) any amendments to ACT's, AMREIT I's and AMREIT II's by-laws since July 1, 1998 and copies of EQUITIES' and HOLDINGS' by-laws; and (C) a good standing certificate for each of the Borrowers (other than ACT) dated as of a recent date;

                         (viii) with respect to each Eligible Asset, the Lender shall have given its prior approval to allow an Advance with respect to such Eligible Asset, subject to all of the terms and conditions of this Agreement having been fully and unconditionally satisfied;

                         (ix) with respect to any Advance relating to Pledged Eligible Assets after the Initial Advance, the Lender shall have received (A) an additional Funding Notice at least two Business Days prior to the date requested for funding such Advance, and (B) the Borrower's representation that no change has occurred with respect to any material fact contained in the Underwriting Transmittal relating to the Pledged Eligible Asset;

                         (x) to the extent described in Section IV(C) of this Agreement, no notice described in Section IV(C) shall have been received by the Lender;


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                         (xi) prior to each Initial Advance with respect to each
          Pledged Eligible Asset, if in the Lender's reasonable discretion, the Lender requires the Borrower to enter into an Interest Rate Protection Agreement as provided herein, the Lender shall have received fully-executed copies of such Interest Rate Protection Agreements relating to such Pledged Eligible Asset (which Interest Rate
          Protection Agreement must be transferable as set forth more particularly in Section IV(E) below), each certified by an officer of Borrower as a true, correct and complete copy of the original;

                         (xii) (A) contemporaneously with the execution of this
                  Agreement, with respect to each Pledged Eligible Asset (i) that was originated by a Person other than the Borrower, (ii) that was purchased by the Borrower prior to the execution of this Agreement, and (iii) for which the Lender has made one or more Advances prior to the execution of this Agreement, the Borrower shall provide evidence sufficient to satisfy the Lender that such Pledged Eligible Asset was acquired in a true and legal sale, including, without limitation, an opinion, in form and substance and from legal counsel to the Borrower (which may be employed by the Borrower) acceptable to the Lender in its sole discretion, that such Pledged Eligible Asset was acquired in a true and legal sale;

                               (B) prior to each Initial Advance after the
                  execution of this Agreement and under this Agreement with respect to each Pledged Eligible Asset (i) that was originated by a Person other than the Borrower and (ii) that was purchased by the Borrower prior to the execution of this Agreement, the Lender may, in its sole discretion, require the Borrower to provide evidence sufficient to satisfy the Lender that such Pledged Eligible Asset was acquired in a true and legal sale, including, without limitation, an opinion, in form and substance and from legal counsel to the Borrower (which may be employed by the Borrower) acceptable to the Lender in its sole discretion, that such Pledged Eligible Asset was acquired in a true and legal sale; and

                               (C) prior to each Initial Advance with respect to
                  each Pledged Eligible Asset (i) that was originated by a Person other than the Borrower and (ii) that was purchased by the Borrower after the execution of this Agreement, the Lender may, in its sole discretion, require the Borrower to provide evidence sufficient to satisfy the Lender that such Pledged Eligible Asset was acquired in a true and legal sale, including, without limitation, an opinion, in form and substance and from outside legal counsel to the Borrower acceptable to the Lender in its sole discretion, that such Eligible Asset was acquired in a true and legal sale;

                         (xiii) prior to each Advance with respect to each Pledged Eligible Asset, there shall be no default, breach, violation or event of acceleration existing under any Pledged Eligible Asset or the related documents to any Pledged Eligible Asset and no event known to the Borrower after due inquiry which, with the passage of time or with notice and the expiration of any grace period or cure period, would constitute a default, breach, violation or event of acceleration;


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

                         (xiv) prior to making each Advance and after giving effect to such Advance, the Borrower shall be in compliance with the sub-limits set forth in Sections I(1)(a), (b) and (c);

                         (xv) prior to the first Advance after the execution of this Agreement and under this Agreement relating to a Pledged Eligible Asset, one or more legal opinion(s) from legal counsel (which may be in house counsel) to the Borrower in the form of Exhibit B attached hereto, an executed copy of the Secured Note in the form of Exhibit A attached hereto and an executed copy of the Warrant Agreement in the form of Exhibit F attached hereto;

                         (xvi) prior to the Initial Advance as to each Pledged Eligible Asset, the Initial Advance and all future Advances for such Pledged Eligible Asset, as approved by the Lender, will not cause the Borrower to exceed the sublimits set forth in Section I(1) of this Agreement;

                         (xvii) prior to the Initial Advance as to each Pledged Eligible Asset, if more than 30 days shall have passed since the Borrower submitted the Underwriting Transmittal, the Lender shall have received a certificate of an officer of the Borrower certifying that no Material Adverse Change has occurred between the submission of the Underwriting Transmittal and the Funding Date; and

                         (xviii) for any equity interest comprising all or any portion of any Pledged Eligible Asset, including, without limitation, Mezzanine Loan/Equity Investments, the Borrower shall grant the Lender a security interest in the Borrower's equity interest comprising such Pledged Eligible Asset and shall take all necessary and advisable steps to perfect such interest, including, without limitation, if certificated, delivery of any certificates evidencing the Borrower's equity interest, or, if uncertificated, the recording with the appropriate state authorities, a Form UCC-1 financing statement, and shall provide the Lender with copies of any such other documents related to such equity investment and the entity in which the Owner is investing.

               (b) The Lender shall evaluate all Eligible Assets on an individual basis. The Lender agrees to approve or disapprove any Eligible Asset within five Business Days of receipt by the Lender of the Underwriting Transmittal and the information and documents required in this Section I(3); provided, however, that the Lender shall have no obligation to make the first Advance after the execution of this Agreement and under this Agreement in connection with any Funding Notice until the Lender, Custodian or Escrow Officer, as applicable, shall also have received the documents required in Sections I(3)(a)(i), (iv), (v), (vi) and (vii). In the event the Lender does not approve in writing such Eligible Asset within five Business Days, the Lender shall be deemed to have elected not to finance such Eligible Asset.

               (c) The Lender shall not be obligated to make an Advance as to any particular Pledged Eligible Asset more frequently than once in any calendar month.

               (d) The "Maximum Advance Amount" for each Eligible Asset approved after the date of this Agreement shall be the lesser of:


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

                         (i) 76% of the amount Borrower has executed a written commitment to lend to the underlying mortgagor/borrower or to invest as equity for such Pledged Eligible Asset;

                         (ii) 85% of the LTV for such Pledged Eligible Asset; or

                         (iii) 95% of the LTC for such Pledged Eligible Asset.

               (e) The "Maximum Advance Amount" with respect to each Mezzanine Construction Loan and each Land Development Loan outstanding as of the date of this Agreement shall be 76% and 50%, respectively, of the amount Borrower has executed a written commitment to lend to the underlying mortgagor/borrower with respect to such Mezzanine Construction Loan or Land Development Loan. In connection with this modification in the Maximum Advance Amount, with respect to each Mezzanine Construction Loan and each Land Development Loan, the Borrower shall repay the Lender on or before the date of this Agreement the amount by which the aggregate outstanding Advances, together with any interest accrued and unpaid thereon, exceeds the Maximum Advance Amount that would have been made under this Agreement (i.e., 76% and 50% of the Budgeted Costs for each Mezzanine Construction Loan and Land Development Loan, respectively).

               (f) Following the adjustment of the aggregate outstanding Advances for Land Development Loans and Mezzanine Construction Loans pursuant to the preceding Section I(3)(e), the aggregate amount of Advances for Mezzanine Construction Loans, together with the aggregate amount of Advances made for Less Than 70% Pre-Leased Projects shall at all times be less than $50,000,000. If at any time the aggregate amount of such Advances is greater than $50,000,000, the Borrower shall promptly repay the Lender the amount by which the aggregate amount of such Advances exceeds $50,000,000.

               (g) The Lender shall not be obligated to make any Advance with respect to any Eligible Asset prior to the Borrower and/or the underlying mortgagor/borrower having funded 90% of the Haircut for such Pledged Eligible Asset. Once the Borrower has funded 90% of the Haircut for such Pledged Eligible Asset, then Lender shall loan the Borrower 90% of the Maximum Advance Amount for such Pledged Eligible Asset. The Lender shall then fund, on a pro rata basis, the remaining 10% of the approved Maximum Advance Amount as the Borrower funds its remaining 10% of the Haircut.

         4. Interest; Facilities Fee.

               (a) The Loan shall accrue interest daily on its outstanding principal amount, with interest calculated for the actual number of days elapsed based on a 360-day year. The interest rate (the "Interest Rate") on the Loan shall be (except as otherwise provided in Section X(D) hereof) the Applicable Interest Rate Spread plus LIBOR as determined by the Lender as of 11:00 a.m. New York time on the Eurodollar Business Day immediately preceding each of (i) the related Funding Date and (ii) the first day of each succeeding calendar month. The Lender shall send the Borrower at the beginning of each month a written statement indicating the amount of interest accrued during the immediately preceding month. Interest which accrues during each calendar month shall be payable on the third Business Day following


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

the date the Lender sends such written notice to the Borrower, with any outstanding interest due and payable in its entirety on the Maturity Date, or if earlier, the date of termination of this Agreement. "LIBOR" means (i) the rate (expressed as a percentage per annum) for a one-month deposit in U.S. dollars that appears on Telerate Page 3750 as of 11:00 a.m., New York City time on the applicable Eurodollar Business Day for such period or (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. New York City time, on the applicable Eurodollar Business Day, the rate (expressed as a percentage per annum) for a one-month deposit in U.S. dollars as reported by Morgan Guaranty Trust Company of New York or its successor (or such other prime bank in the London Interbank market as the Lender shall designate). "Eurodollar Business Day" means a Business Day in New York on which commercial banks are open for international business (including dealings in deposits in U.S. dollars) in London.

               (b) The Applicable Interest Rate Spread for the outstanding principal amount of this Loan up to the Borrower's Tangible Net Worth (as set forth in the statement provided pursuant to Section VIII(B)(12)) shall be 125 basis points. For any outstanding principal amount equal to or in excess of the Borrower's Tangible Net Worth, the Applicable Interest Rate Spread shall be 300 basis points. The parties hereto agree that the aforementioned increase in the Applicable Interest Rate reflects the increased risk associated with lending to the Borrower and is not intended as a penalty against the Borrower.

               (c) Borrower shall compensate the Lender for all losses, expenses and liabilities sustained by the Lender in connection with the liquidation or re-employment of such funds and losses relating to hedging arrangements established by the Lender with respect to the Pledged Eligible Assets which the Lender may sustain: (i) if for any reason an Advance for Pledged Eligible Assets approved by the Lender is not made on a date specified therefor in a Funding Notice and the Borrower has met all conditions to borrowing, (ii) if any prepayment or other principal payment occurs on a date other than the first day of a month or on such other date as may be required hereunder, (iii) if any prepayment of the Loans is not made on any date specified in a notice of prepayment given by the Borrower, or (iv) as a consequence of any other default by the Borrower in the repayment of the Loan when required by the terms of this Agreement.

         5. Maturity and Prepayment.

               (a) The Loan evidenced hereby shall mature on the Maturity Date, and all amounts outstanding under this Agreement, including, without limitation, all Advances made with respect to any Pledged Eligible Asset and any accrued and unpaid interest thereon, shall be due and payable on the Maturity Date, and in the event of non-payment in full on the Maturity Date, the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code of the State of New York (the "New York UCC").

               (b) The Loan is prepayable without premium or penalty, in whole or in part, at any time prior to the date that is one year after the date of this Agreement (the "One-Year Anniversary"); provided, however, that in connection with any prepayment of the Loan in part (other than any prepayment pursuant to Section IV(A) or (B) or any prepayment resulting from a payment in full of the Pledged Eligible Asset by the underlying mortgagor/borrower or pursuant


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

to the equity investment documentation on existing equity investments, in which case such Pledged Eligible Asset (if prepaid in full) shall be released by the Lender upon payment in full of the related Advance), Pledged Eligible Assets may not be removed from this Loan if the Lender determines in its sole discretion that a Collateral Deficiency Situation would then exist unless the Borrower fully and unconditionally cures such Collateral Deficiency Situation in accordance with the provisions of Section IV(C). Any prepayment by the Borrower in whole or in part during the period between the One-Year Anniversary and the Maturity Date (other than any prepayment pursuant to Section IV(A), (B) or (C) or any prepayment resulting from a payment in full of the Pledged Eligible Asset by the underlying mortgagor/borrower or pursuant to the equity investment documentation on existing equity investments) requires the Borrower to pay 120% of the aggregate outstanding Advances made by the Lender to the Borrower with respect to the Pledged Eligible Asset being removed from this Loan. If the Borrower intends to prepay the Loan in whole or in substantial part from a source other than the proceeds of a Securitization, payment in full by the underlying mortgagor/borrower, or as a result of an Exit Strategy, the Borrower shall provide two Business Days' written notice to the Lender. The Borrower shall hold any principal repayments received from any underlying mortgagor/borrower in trust for the Lender and shall pay directly to the Lender in an amount that equals the amount of the Advances made by Lender for the Subject Pledged Eligible Asset from the principal repayment; provided, however, at the Borrower's written election and with the written approval of the Lender in its sole discretion, any principal repayments received by the Borrower may be applied against any unfunded Advance Amount applicable to a Pledged Eligible Asset which the Lender is otherwise obligated to advance to the Borrower in accordance with this Agreement. Any written notice by the Borrower with respect to such scheduled amortization payments shall be irrevocable and shall specify which Pledged Eligible Asset such prepayment is being applied towards. Any amounts prepaid or repaid under this Agreement prior to the One-Year Anniversary may be re-borrowed, subject to the terms and conditions of this Agreement. Any amounts prepaid or repaid under this Agreement any time during the period between the One-Year Anniversary of this Agreement and the Maturity Date may not be re-borrowed.

               (c) If any payment under this Agreement shall be due on a day that is not a Business Day, such payment shall be made on the succeeding Business Day, and such extension of time shall be included in the computation of payment of interest under this Agreement or under the Secured Note.

         6. Break-Up Fee. Pursuant to the terms and conditions of the Securitization Agreement, under certain circumstances PSI may be entitled to a break-up fee with respect to the disposition of Pledged Eligible Assets from securitizations involving such assets, equal to 25 basis points multiplied by the dollar amount of aggregate outstanding Advances as to such Pledged Eligible Assets.

         7. Secured Note. The Loan shall be evidenced by the secured promissory note of the Borrower in the form attached hereto as Exhibit A (the "Secured Note").

   Section II. Loan Files and Custodian. The Borrower shall deliver to
Bank One, Texas, N.A., as custodian on behalf of the Lender, or such other custodian that may be mutually agreeable to the Lender and the Borrower from time to time (the "Custodian"), with respect to each Pledged Eligible Asset, the documents and instruments listed in Section 2 of that certain Amended and Restated Custodial Agreement, dated as of May 4, 1999 (as amended, supplemented and modified from time to time, the "Custodial Agreement"), among the Lender, the Borrower and Custodian. The Pledged Eligible Assets, the documents and instruments evidencing and relating to the Pledged Eligible Assets (collectively, the "Commercial Loan/Asset Files"), the certificates evidencing the Borrower's equity interest in any Mezzanine Loan/Equity Investment or, if uncertificated, the document granting the Lender a security interest in such equity investment (if the Lender requires such a document outside of this Agreement) and any documents recorded with the appropriate state agencies necessary and advisable to perfect such security interest, the collateral securing such Pledged Eligible Assets, together with any proceeds thereof and any rights the Borrower may have under any Interest Rate Protection Agreements, are hereinafter referred to as the "Collateral". The Borrower hereby pledges all of its right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on the Loan and all other amounts owing by the Borrower to the Lender under this Agreement or under any other agreement or arrangement now existing or hereinafter entered into among such parties, including, without limitation, the Custodial Agreement, the Warrant Agreement and the Securitization Agreement (collectively, the "Secured Obligations").

         Section III. Representations, Warranties and Covenants.

             A. The Borrower represents and warrants to the Lender that, except as otherwise disclosed and approved by the Lender:

               1. Each Borrower has been duly organized and is validly existing as (i) with respect to ACT, a real estate investment trust duly organized under the laws of the State of Texas, (ii) with respect to AMREIT I, a corporation duly organized and in good standing under the laws of the State of Delaware,
(iii) with respect to AMREIT II, a corporation duly organized and in good standing under the laws of the State of Nevada, (iv) with respect to EQUITIES, a corporation duly organized and in good standing under the laws of the State of Georgia and (v) with respect to HOLDINGS, a corporation duly organized and in good standing under the laws of the State of Georgia.

               2. Each Borrower is duly licensed or is otherwise qualified in each state in which it transacts business to the extent required under applicable law, except where the failure to take such action would not (either individually or in the aggregate) have a Material Adverse Effect and is not a default of such state's applicable laws, rules and regulations. Each Borrower has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, the Custodial Agreement, the Warrant Agreement, the Securitization Agreement and the Secured Note.

               3. At all times after the Custodian has received a Pledged Eligible Asset from the Borrower and until payment in full of the Loan, the Borrower will not knowingly or intentionally commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

               4. Each Borrower is solvent and no condition exists under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money to which any Borrower is a party which (either individually or in the aggregate) has caused, or would be reasonably likely to cause, a Material Adverse Effect, and the execution, delivery and performance by the Borrower under this Agreement, the Secured Note, the Warrant Agreement, the Securitization Agreement and the Custodial Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any term or provision of the declaration of trust or certificate of incorporation, as applicable, or by-laws of the Borrower or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to the respective Borrower of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Borrower and will not result in any violation of any such mortgage, instrument or agreement.

               5. All financial statements or certificates of any Borrower, any Affiliate of any Borrower or any of its officers furnished to the Lender are true, correct and complete in all material respects and do not omit to disclose any material liabilities or other facts relevant to the Borrowers' or such Affiliates' condition. All such financial statements (other than any financial statements prepared to show the Borrower's taxable income) have been prepared in accordance with GAAP; provided, however, that interim financial statements shall not be required to and may not include footnotes.

               6. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by any Borrower of this Agreement, the Secured Note, the Warrant Agreement, the Securitization Agreement or the Custodial Agreement and the consummation of the transactions contemplated thereby.

               7. There is no action, proceeding or investigation pending with respect to which any Borrower has received service of process or, to the best of any Borrower's knowledge, threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Secured Note, the Warrant Agreement, the Securitization Agreement or the Custodial Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Secured Note, the Warrant Agreement, the Securitization Agreement or the Custodial Agreement, or (C) which if determined against any Borrower would materially and adversely affect the validity or collectability of the Pledged Eligible Assets or the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement, the Secured Note, the Warrant Agreement, the Securitization Agreement or the Custodial Agreement.

               8. Except as has been disclosed to the Lender in Schedule B attached hereto and approved by the Lender prior to the first Advance after the execution of this Agreement, and after the Initial Advance, as disclosed to the Lender from time to time (and subject to the Lender's rights hereunder to declare a Collateral Deficiency Situation), there is no action, proceeding or investigation pending with respect to which any Borrower has received service of process, or to the best of the Borrower's knowledge, threatened against it before any court, administrative agency or other tribunal challenging the enforceability of any material mortgage loan document relating to a Pledged Eligible Asset or raising a defense to the exercise of any remedies under such mortgage loan documents.

               9. Except as has been disclosed to the Lender in Schedule B attached hereto and approved by the Lender, no event has occurred which has caused a Material Adverse Effect since the date set forth in the financial statements supplied to the Lender.

               10. This Agreement, the Secured Note, the Warrant Agreement, the Securitization Agreement and the Custodial Agreement have been duly authorized, executed and delivered by each Borrower that is a party to such agreement, all requisite trust or corporate action, as applicable, having been taken, and each is valid, binding and enforceable against the respective Borrower in accordance with its terms except as such enforcement may be affected by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, redemption or other similar laws affecting the enforcement of creditor's rights generally, or by general principles of equity.

               11. Except as has been disclosed to Lender in Schedule B attached hereto, the Management Agreement has not been amended, superseded, or otherwise modified.

               12. No Event of Default under the Original Agreement, this Agreement, the Secured Note, the Securitization Agreement or the Custodial Agreement has occurred or is continuing to occur.

               13. As of the date of this Agreement and immediately after giving effect to each Advance, the Borrower is and will be able to pay its debts as they mature and does not and will not have insufficient capital to engage in the business in which it is engaged and proposes to engage. The Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Borrower or any of its assets. The Borrower is not transferring any Pledged Eligible Assets with any intent to hinder, delay or defraud any of its creditors.

               14. Solely as a result of the transactions contemplated in this Agreement, the Lender is not required to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently is not so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation; or prior to the Borrower subsequently entering such a transaction, the Borrower shall obtain the necessary license, registration, approval or permit.

               15. Each Eligible Asset originated by an originator other than the Borrower has been conveyed to the Borrower pursuant to a true and legal sale and, prior to any Initial Advance with respect to such Eligible Asset, the Borrower has delivered to the Lender the opinion of legal counsel required by the Lender, if any, pursuant to Section I(3)(a)(xii)(A), (B) or (C).

               16. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Agreement, the Warrant Agreement, the Custodial Agreement, the Secured Note, and the Securitization Agreement or included herein or therein or delivered pursuant hereto or thereto (or to the extent prepared or furnished by an underlying mortgagor/borrower or parties other than the Borrower or its Affiliates, to the best of Borrower's knowledge), do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. All written information furnished by or on behalf of the Borrower to the Lender in connection with this Agreement, the Warrant Agreement, the Custodial Agreement, the Secured Note, and the Securitization Agreement and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Borrower that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed in this Agreement, the Warrant Agreement, the Custodial Agreement, the Secured Note or the Securitization Agreement or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

               17. Each Plan to which the Borrower makes direct contributions and each other Plan and each Multiemployer Plan is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law.

               18. The Borrower has conducted a comprehensive review and assessment of its computer applications and has made an appropriate inquiry of the Borrower's material vendors and contractors with respect to the year 2000 problem (i.e., the inability of certain computer applications to recognize correctly and perform date-sensitive functions involving certain dates prior to and after December 31, 1999). Based on the foregoing review, assessment and inquiry, the Borrower reasonably believes that the year 2000 problem will not result in any Material Adverse Effect. Without diminishing or extinguishing this representation in any respect as between the parties hereto, it is understood and agreed that this year 2000 readiness disclosure is made pursuant to the terms and conditions of the Year 2000 Information and Readiness Act.

               19. The Borrower has REIT status and maintains its common stock listed on the NASDAQ. The Borrower has timely elected or will timely elect to be taxed as a REIT for its taxable year ended December 31, 1998. The Borrower does not know of any currently existing event or condition which would cause or is reasonably likely to cause the Borrower to fail to qualify as a REIT.

         B. With respect to every Pledged Eligible Asset, the Borrower represents and warrants to the Lender that:

               1. Such Pledged Eligible Asset and all accompanying collateral documents obtained and required to be obtained in connection with the Pledged Eligible Assets are complete and authentic and all signatures thereon are genuine.

               2. Such Pledged Eligible Asset arose from a bona fide loan or contract, as applicable, complying in all material respects with all applicable State and Federal laws and regulations, and is not subject to any valid defense, set-off or counterclaim.

               3. Except as set forth in Section III(B)(9) below, no default has occurred in any provisions of such Pledged Eligible Asset.

               4. With respect to such Pledged Eligible Asset, all amounts represented to be payable on the related Promissory Note or other contract are, in fact, payable pursuant to the provisions of such Promissory Note or other contract.

               5. To the best of the Borrower's knowledge, any property subject to any security interest given in connection with such Pledged Eligible Asset is not subject to any other encumbrances other than as disclosed to and approved in writing by the Lender in writing in its sole discretion or as described in the Underwriting Transmittal or as otherwise would not adversely impact the quality and condition of title to such property being good and marketable and/or the value of the property.

               6. The Borrower holds good and indefeasible title to, and is the sole owner of, such Pledged Eligible Asset and as of the related Funding Date, such Pledged Eligible Asset is not subject to any liens, charges, mortgages, encumbrances or rights of any Person other than the Lender except (a) such liens that are to be released simultaneously with the pledge to the Lender under this Agreement, (b) as identified in an Underwriting Transmittal for an Approved Asset or (c) as has otherwise been approved by the Lender in writing in its sole discretion.

               7. Each Pledged Eligible Asset conforms to the description thereof as set forth on the related Commercial Loan/Asset Schedule delivered to the Custodian and the Lender.

               8. All applicable disclosures required by the Real Estate Settlement Procedures Act, by Regulation X promulgated thereunder and by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

               9. Except as otherwise disclosed in the Underwriting Transmittal, as of the first Funding Date under this Agreement or any subsequent Funding Date, such Pledged Eligible Asset is not thirty-one or more days delinquent as of the last payment due date for such Pledged Eligible Asset and since inception such Pledged Eligible Asset has not been thirty-one or more days delinquent on more than one occasion.

               10. The Pledged Eligible Assets do not have characteristics which are materially worse than those of other similar Eligible Assets financed by the Borrower during the twelve-month period preceding the first Funding Date under this Agreement.

               11. To the extent applicable, the representations and warranties set forth in Appendix II are true, correct and complete in all material respects as to the Pledged

Eligible Assets as of the date of closing of each such Pledged Eligible Asset, except as disclosed in the related Underwriting Transmittal prepared and delivered by the Borrower.

               12. Each Pledged Eligible Asset was originated pursuant to prudent underwriting standards, the Borrower's Guidelines and other relevant handbooks (including any amendments and modifications thereto as approved in writing by the Lender pursuant to Section I(3)(a)(vi)) heretofore provided to, and approved by, the Lender, except for such material exceptions which have been disclosed to, and where required hereunder pre-approved by, the Lender in the Underwriting Transmittal.

         C. The Borrower covenants with the Lender that, during the term of this
Loan:

               1. Financial Covenants.

                     (a) Tangible Net Worth. ACT, on a consolidated basis, shall at all times maintain Tangible Net Worth and a schedule showing Tangible Net Worth (and shall deliver prior to the first Advance under this Agreement, a schedule showing the Borrower's Tangible Net Worth) in an amount not less than the sum of (i) $100,000,000, plus (ii) 75% of the net cash proceeds of any equity subsequently raised by the Borrower in any public or private offering, as of the last day of any calendar quarter.

                      (b) Coverage Ratio. ACT, on a consolidated basis, shall not permit the Coverage Ratio at the end of any calendar quarter to be less than
1.4 to 1.

                      (c) Leverage Ratio. The Total Indebtedness of the Borrower shall not exceed, at the end of any calendar quarter, 400% of shareholders' equity, as determined in accordance with GAAP.

                      (d) Liquidity. At all times, the Borrower shall either hold in cash or cash equivalents as a capital reserve or leave unborrowed under this Loan or under another outstanding lending facility with the Lender or an Affiliate of the Lender in an amount not less than $3,000,000, which is 1% of the Maximum Loan Amount.

               2. REIT Status. ACT has continuously conducted its business so as to qualify as a real estate investment trust ("REIT") as defined in Section 856 of the Code for all taxable years commencing with taxable year ending December 31,1998, and has elected to be taxed as a REIT for its taxable year ending December 31, 1998, and such election has not been terminated, nor does ACT contemplate revoking its REIT status. The Borrower does not know of any currently existing event or condition which would cause or is reasonably likely to cause the Company to fail to qualify as a REIT. If the Borrower does, however, at any point decide to forego qualification as a REIT under the Code, the Borrower must provide the Lender with written notice of such decision at its earliest opportunity and the Lender shall have no further obligation to fund additional Advances; provided, however, that all Advances outstanding shall not be accelerated solely for failure of this covenant.

               3. Underwriter. Subject to the provisions of Section I(6), PSI shall have the right to be engaged in the Manager Role within eighteen months following the date of this Agreement as provided in the Securitization Agreement and as set forth in Section III(C)(8).

               4. Licenses. With respect to each state in which the Borrower is not licensed or otherwise qualified to do business, upon (i) meeting the requirements which make it subject to such licensing or qualification in any such state or (ii) the advice of counsel that the Borrower become licensed or qualified, the Borrower shall either (x) become licensed or otherwise become qualified to do business in each such state or (y) cease doing business in such state relating to Pledged Eligible Assets subject to this Agreement except in either instance described in (x) or (y) the failure to take such action would not (either individually or in the aggregate) have a Material Adverse Effect.

               5. Delivery of Documents. If requested by the Lender, the Borrower shall deliver to the Lender copies of each of the documents to be delivered to the Custodian under the Custodial Agreement and the Lender shall be entitled to rely on each of the representations and warranties in favor of the Custodian contained therein as if such representation and warranty were made directly to the Lender for its benefit.

               6. Standard Loan Documents. The Borrower shall use, or cause to be used, standard loan documents for each Pledged Eligible Asset, in form and substance satisfactory to the Lender, modified, as necessary in the reasonable opinion of the Borrower and consistent with institutional lending documentation for similar transactions, reflect modifications thereto as customarily agreed to by institutional lenders, provided that such loan documents contain customary provisions in institutional loan documents for similar transactions protective of the Lender's interests under such loan documents and which are adequate for the realization against the collateral securing the Mortgage Loan, subject to any limitations imposed by (a) bankruptcy, reorganization, fraudulent conveyance, moratorium, redemption or other similar laws affecting the enforcement of creditor's rights generally and (b) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or in law).

               7. Warrant Agreement. Simultaneously with the execution of this Agreement, Borrower shall execute and deliver to PSI the Warrant Agreement, which shall be in a form acceptable to PSI and Lender in their sole discretion. In addition, the Borrower shall perform its obligations under the Warrant Agreement in a complete and timely manner during the term of the Warrant Agreement. AMREIT I, AMREIT II, EQUITIES and HOLDINGS are not parties to the Warrant Agreement, however, each of AMREIT I, AMREIT II, EQUITIES and HOLDINGS has been provided a copy of the Warrant Agreement and each of AMREIT I, AMREIT II, EQUITIES and HOLDINGS agrees that a default by ACT under the Warrant Agreement shall constitute an Event of Default under this Agreement. Further, each of AMREIT I, AMREIT II, EQUITIES and HOLDINGS waives any defenses that it may have in connection with such Event of Default.

               8. Financing Transactions. If, at any time within the 18 months following the date of this Agreement, the Borrower or any of its Affiliates proposes or enters into a letter of intent or agreement: (i) to dispose of, sell or otherwise transfer any interest in any of their respective assets or businesses and the Borrower elects to engage a Financial Advisor

(defined below), unless otherwise approved in writing by the Lender in its sole discretion; (ii) to acquire or purchase any interest or investment in any assets, business or other entity and the Borrower elects to engage a Financial Advisor (defined below); (iii) to issue or offer publicly or privately any securities (other than pursuant to that certain Exchange Agreement dated as of February 2, 1999 between Borrower and OLY/ACT, L.P., OLY/GP ACT L.P. and EQUITIES, without modification, except as reasonably approved by the Lender and the Borrower hereby acknowledges that it shall be reasonable for the Lender to disapprove any modification which frustrates the intent and purpose of this
Section III(c)(8), relating to the potential exchange of partnership assets for the Borrower's common shares in the event that the Borrower or any Affiliate does not engage a financial advisor in connection with such transaction); or
(iv) to securitize the Pledged Eligible Assets as provided in the Securitization Agreement (each of such transactions referred to in clauses (i), (ii), (iii) or (iv) hereof being hereafter referred to as a "Financing Transaction"), the Lender and/or its Affiliates (as the Lender may designate) shall have the exclusive right (but not the obligation) to act as the financial advisor, placement agent, underwriter, lender consultant or otherwise (collectively, the "Financial Advisor"), as the case may be, with respect to such Financing Transaction. The Borrower or any of its Affiliates must present the terms of any proposed Financing Transaction to the Lender or its Affiliates in order for the Lender or its Affiliates to consider whether to exercise its exclusive right to be the Financial Advisor. The terms of any such proposed Financing Transaction shall include provisions for the compensation of the Financial Advisor in an amount and on terms no less favorable than the prevailing rate and terms required by a majority of nationally recognized commercial/investment banks for transactions of similar size and nature. In the event that the Lender or its Affiliates decline in writing to exercise such right, the Borrower may proceed to conduct such Financing Transaction with a third party on the same amount, terms and conditions as presented to the Lender so long as (i) if the Financing Transaction is the merger of the Borrower with or into another entity, then the Borrower and the applicable suitor or target have entered into a definitive agreement (to consummate such merger) within 180 days of Lender's decision to decline to exercise its right, and (ii) if the Financing Transaction is any other type of transaction, the Financing Transaction closes within 180 days of Lender's decision to decline to exercise its right. In the event that any of the Lender or its Affiliates elects to act as a Financial Advisor with respect to a particular Financing Transaction, then each of the Borrower and/or its Affiliates and the Lender and/or its Affiliates, as applicable, shall enter into customary agreements which will include, among other things, the terms of any such financing, provisions for the payment of the compensation described above for the Lender and/or its Affiliates in their capacity as Financial Advisor, provisions for the indemnification of the Lender and its Affiliates in its capacity as Financial Advisor, and customary representations, warranties, covenants and conditions (including, without limitation, due diligence, market conditions and approval by the applicable committees of the Lender and/or its Affiliates).

               9. Assets Determined to be Defective. Upon discovery by the Borrower that a Pledged Eligible Asset no longer meets the eligibility criteria listed herein applicable to any such Pledged Eligible Asset, the Borrower shall promptly give written notice of such discovery to the Lender.

               10. Limitation on Liens on Collateral. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest or claim on or to the Collateral, other than the security interests created under this

Agreement, and the Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

               11. Year 2000 Readiness. The Borrower will take those actions reasonably necessary to ensure that the Borrower's internal mission critical systems are able to operate and effectively process data which includes dates on and after January 1, 2000. Without diminishing or extinguishing this covenant in any respect as between the parties hereto, it is understood and agreed that this year 2000 readiness covenant is made pursuant to the terms and conditions of the Year 2000 Information and Readiness Act.

               12. Update to the Borrower's Representations and Warranties. The Borrower will, at the request of the Lender in connection with the subsequent disposition or securitization, if any, of the Pledged Eligible Assets or any portion thereof, update the representations and warranties contained in Section III mutatis mutandis and make such additional representations and warranties or modifications to such representations and warranties as reasonably requested by the Lender or any rating agency with respect to each such Pledged Eligible Asset. Such updating may be effected by delivery to the Lender of an officer's certificate of the Borrower providing that each of the representations and warranties of the Borrower contained in Section III is true, correct and complete in all material respects as of the date of such subsequent disposition or securitization, except to the extent that such representation and warranty specifically relates to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date, and setting forth any such additional or modified representations and warranties as set forth above.

               13. Negative Covenants.

                   (a) Prohibition on Fundamental Changes. Neither the
Borrower nor the Manager shall enter into any transaction of merger or consolidation or amalgamation or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets, without the prior written consent of the Lender.

                   (b) Compliance with Laws. At all times after the Custodian has received a Pledged Eligible Asset from the Borrower and until payment in full of the Loan, the Borrower shall not commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

                   (c) Limitation on Sale or Other Disposition of Collateral. Neither the Borrower nor the Manager shall lease (other than in the ordinary course of business), transfer, assign, sell or otherwise dispose of any Collateral without the prior written consent of the Lender, unless the proceeds of such sale or disposition are applied to repay Advances so that, after giving effect to such transaction, a Collateral Deficiency Situation does not exist with respect to any Pledged Eligible Asset.

      Section IV. Mandatory Partial Prepayment of Loan.

          A. Upon discovery by the Borrower or the Lender of any breach of any of the representations, warranties or covenants set forth in this Agreement, the party discovering such breach shall promptly give notice of such discovery to the other. If there has been a material breach with respect to any Pledged Eligible Asset of one or more of the representations, warranties or covenants set forth in Section III(B) preceding (notwithstanding any qualification therein as to the Borrower's knowledge), the Borrower shall repay the Loan in an amount equal to the aggregate outstanding Advances made for such Pledged Eligible Asset.

         B. If any Pledged Eligible Asset, as indicated on any Supplemental Commercial Loan/Asset Schedule delivered pursuant to Section VIII(A) hereof or otherwise, becomes thirty-one or more days delinquent, the Borrower shall prepay the Loan in part with respect to such Pledged Eligible Asset, or, with the Lender's written consent, deliver a qualifying substitute Eligible Asset in its place. Any such Pledged Eligible Asset which becomes thirty-one or more days delinquent shall be subject to an immediate re-determination of its Stabilized Value by the Lender. At the written request of the Borrower to the Lender, upon delivery of a qualifying substitute Eligible Asset or payment in full of all Advances related to such delinquent Pledged Eligible Asset, and so long as no Event of Default has occurred and is continuing, the Lender agrees to cause to be released from the lien hereof the Pledged Eligible Asset and the documents described as Mortgage Documents in the Custodial Agreement.

         C. If, on any date other than a Funding Date, the Lender determines that a Collateral Deficiency Situation exists, the Lender shall so notify the Borrower, and the Borrower, within three Business Days, shall either (i) pay to the Lender the Restoration Amount or (ii) deliver to the Custodian on behalf of the Lender assets or collateral (including, but not limited to, a letter of credit or a pledged certificate of deposit) or additional Eligible Assets, such that the difference between the Maximum Advance Amount and the aggregate Outstanding Advances as to such additional Eligible Asset, together with the other assets or collateral have an aggregate Stabilized Value at least equal to the Restoration Amount, as determined by the Lender in its sole discretion.

         D. Additional Advances for Excess Collateral.

         In the event that the Borrower has a good faith belief that the Eligible Asset Value of a Pledged Eligible Asset has increased as a result of an increase in its DSCR or other means supportable by the Borrower and agreed to by the Lender in writing in its sole discretion, so long as no default or Event of Default has occurred and is continuing:

               1. The Borrower may prepare a Request for Additional Advance in a form satisfactory to the Lender ("Request for Additional Advance"), specifying
(i) the Pledged Eligible Asset(s) and Advance Amount for which an Advance is sought and the requested Funding Date, (ii) the Borrower's determination of the new Eligible Asset Value and DSCR with respect to such Pledged Eligible Asset, and (iii) an Underwriting Transmittal supporting the increase in Eligible Asset Value and DSCR.

               2. The Borrower may transmit the Request for Additional Advance by facsimile transmission to the Lender. Upon review of the Request for Additional Advance and confirmation that, after giving effect to the requested Additional Advance, the Lender determines that a Collateral Deficiency Situation, any default or any Event of Default will not exist the Lender may, in its sole discretion, decide to approve the Additional Advance and countersign the Request for Additional Advance and may advance funds in the amount set forth in such Request for Additional Advance. In the event that the Lender's assessment of the Stabilized Value of the Pledged Eligible assets would alter the information set forth in any Request for Additional Advance, the Lender shall promptly notify the Borrower in writing of such assessment.

               3. The Lender shall not be obligated to countersign a Request for Additional Advance.

            E. Hedging. The Borrower and the Lender shall negotiate in good faith on a hedging strategy in respect of the Pledged Eligible Assets; provided, however, that in the event the Borrower and the Lender shall disagree on a hedging strategy, the Borrower shall implement the hedging strategy as reasonably determined by the Lender. The Lender shall not require any hedging strategy that would materially affect the Borrower's ability to maintain its status as a REIT. At the time of the Lender's approval of a Pledged Eligible Asset, the Lender will inform the Borrower if it anticipates requiring such a strategy with respect to such asset; provided, however, that such notice shall not preclude the Lender from requiring a hedging strategy for such Pledged Eligible Asset at a later time. The Lender will advise PSI to recommend and provide quotes for Interest Rate Protection Agreements in connection with Pledged Eligible Assets and Eligible Assets in process. Prior to entering into any Interest Rate Protection Agreement, the Borrower shall consult with the Lender and obtain the Lender's written approval, not to be unreasonably withheld, conditioned or delayed, of the proposed terms of any such Interest Rate Protection Agreement. The benefits and liabilities under any Interest Rate Protection Agreement shall be transferable to any subsequent transferee of the Pledged Eligible Asset, at the option of such transferee. Any Interest Rate Protection Agreements shall be priced "at market" and subject to a "check away" mechanism. In determining whether a Collateral Deficiency Situation exists, the Lender will offset any increase in fair market value of any Interest Rate Protection Agreements in which the Lender has been granted a first-lien security interest against any decrease in Market Value relating to the Pledged Eligible Assets, and the Lender shall offset any increase in Market Value of the Pledged Eligible Assets against any Hedge Loss related to Interest Rate Protection Agreements in which the Lender has been granted a first-lien security interest. The Borrower agrees to bear all risk for the Market Value of the Pledged Eligible Assets and the combined position of such Pledged Eligible Assets and hedges pursuant to all Interest Rate Protection Agreements. Any Hedge Loss associated with any Pledged Eligible Asset that is not recoverable in a disposition of such Pledged Eligible Asset shall be deemed to be an Advance as to such Pledged Eligible Asset and a Secured Obligation under this Agreement.

         Section V. Release of Loan Files Following Payment of Loan. The Lender agrees to cause to be released from the lien hereof the Pledged Eligible Assets and the documents described as Mortgage Documents in the Custodial Agreement at the request of the Borrower upon payment in full of the Loan, or, if a partial payment of the Loan shall have occurred, the Pledged Eligible Assets and the related documents held by the Custodian relating to the Advances being repaid associated with such Pledged Eligible Assets; provided, that, with respect to payments in full of any Pledged Eligible Asset, the Borrower agrees to (i) provide the Lender with a copy of a report from the Borrower, as servicer, or a subservicer of the Borrower, or a certification indicating that such Pledged Eligible Asset has been paid in full and (ii) pay to the

Lender in full all outstanding Advances with respect to such Pledged Eligible Asset (subject to the Borrower's rights under Section I(5)(b)). The Lender agrees to release such lien within one Business Day after receipt of the documents referred to in (i) and (ii) in the immediately preceding sentence.

         Section VI. Servicing. The Borrower shall service or cause the Pledged Eligible Assets to be serviced (i) in accordance with the provisions of the Management Agreement executed in connection with the servicing of the Eligible Assets and (ii) with the degree of skill and care consistent with that which the Borrower customarily exercises with respect to similar Eligible Assets owned, managed or serviced by it and all applicable industry standards. The Borrower shall (i) comply with all applicable Federal and State laws and regulations,
(ii) maintain all State and Federal licenses, except where the failure to take such action would not (either individually or in the aggregate) have a Material Adverse Effect, necessary for it to perform its servicing responsibilities under this Agreement and (iii) not impair the rights of the Lender in any Pledged Eligible Assets or any payment under this Agreement.

         Section VII. No Oral Modifications; Successors and Assigns; Assignment of Collateral. No provisions of this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and assigns of the parties hereto. The Borrower acknowledges and agrees that the Lender may re-pledge, enter into repurchase transactions and otherwise re-hypothecate (including the granting of participation interests therein, provided that any such participation and re-hypothecation does not materially increase any obligation of the Borrower under this Agreement and provided further that the Lender shall provide written notice to the Borrower of any such participation) the Collateral for the Loan; provided, however, that no such act shall in any way affect the Borrower's rights to the Collateral.

         Section VIII. Reports.

               A. The Borrower shall provide the Lender with a report (a "Supplemental Commercial Loan/Asset Schedule") (i) on the date any additional or substitute Eligible Assets are delivered pursuant to Section IV(B) or Section IV(C) hereof and at least (a) two Business Days before each Funding Date for any Eligible Asset and (b) the fifteenth day of the month, and (ii) within two Business Days following any request by the Lender or any Affiliate thereof for such a schedule. Such Supplemental Commercial Loan/Asset Schedule will contain information concerning (a) the Pledged Eligible Assets then held pursuant to this Agreement, (b) any Eligible Assets proposed to be delivered pursuant to this Agreement on the next Funding Date or in connection with the cure of a Collateral Deficiency Situation pursuant to Section IV(B) or Section IV(C) hereof, and (c) the portfolio performance data with respect to all Pledged Eligible Assets, including, without limitation, any outstanding delinquencies, prepayments in whole or in part and any repurchases by the Borrower, and shall be in a format as may be agreed upon by the Borrower and the Lender from time to time. The Borrower shall also provide to the Lender every two weeks a pipeline report, indicating the status of pending transactions, including transactions for which a term sheet or other proposal has been submitted, the status of all transactions in which commitments have been granted, the expected closing/funding date, and a designation of the loans included on such list that the Borrower anticipates will become Pledged Eligible Assets, in a form satisfactory to the Lender. Each such report referenced in this paragraph shall be transmitted by the Borrower to the Lender via facsimile, except for each monthly report which shall be transmitted by the Borrower to the Lender either via modem or on a computer disk or tape. The Borrower at its option shall either deliver to the Lender and/or permit the Lender or its agents, consultants, accountants or attorneys to inspect any property, books, valuations, records, audits or other information as the Lender may reasonably require during business hours with reasonable advance notice.

         B. The Borrower shall furnish to the Lender:

               1. immediately, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from the Borrower's or any of its Affiliate's other lenders;

               2. immediately, a notice of the occurrence of any "Event of Default" under this Agreement or of any situation which the Borrower, with the passage of time, reasonably expects to develop into an "Event of Default" under this Agreement;

               3. immediately upon, but in no event later than three Business Days after, service of process on the Borrower, or any agent thereof for service of process, notice in respect of any legal or arbitrable proceedings affecting the Borrower (a) that questions or challenges the validity or enforceability of this Agreement, the Secured Note, the Warrant Agreement, the Securitization Agreement and the Custodial Agreement or any document, agreement or instrument pertaining to the Collateral, or (b) in which the amount in controversy exceeds $3,000,000;

               4. immediately upon the Borrower having actual knowledge, notice of the occurrence of any default related to any Collateral, any Material Adverse Effect and any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

               5. immediately upon the Borrower having actual knowledge, notice that the Mortgaged Property in respect of any Pledged Eligible Asset has been materially damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to materially and adversely affect the Stabilized Value of the underlying real property or the Market Value of such Pledged Eligible Asset;

               6. immediately upon notice of entry of a judgment or decree against the Borrower in an amount in excess of $3,000,000;

               7. within 120 days of the end of each calendar year, consolidated audited financial statements of ACT, together with a calculation showing compliance with each financial covenant set forth in Section III(C)(1);

               8. within 120 days of AMREIT I's, AMREIT II's, EQUITIES' and HOLDINGS' fiscal year end, unaudited financial statements of such Borrower certified by such Borrower's Chief Financial Officer or Controller, or the Chief Financial Officer, Treasurer or Controller of AMREIT Managers, L.P. (the "Manager") as true, correct and complete in all material respects, and fairly representing the information set forth therein, together with a calculation showing compliance with each financial covenant set forth in Section III(C)(1);

               9. within 60 days after the end of each calendar quarter consolidated unaudited financial statements of ACT, and unaudited financial statements for AMREIT I, AMREIT II, EQUITIES and HOLDINGS, respectively, for each of such Borrower's first three quarters of each fiscal year together with a calculation showing compliance with each financial covenant set forth in Section III(C)(1);

               10. within five Business Days of their release, quarterly and annual consolidated and consolidating financial statements of ACT;

               11. within five Business Days of their filing with the SEC, copies of all 10-Ks, registration statements, other "corporate finance" SEC filings (other than 8-Ks) and any other filings reasonably requested by the Borrower and its Affiliates; provided, that, ACT will provide the Lender with a copy of ACT's annual 10-K filed with the SEC no later than 120 days after the end of the year; and

               12. within fifteen days after the end of each calendar quarter, a schedule showing the Borrower's Tangible Net Worth as of the end of such calendar quarter, certified as true, correct and complete by the Chief Accounting Officer of the Borrower.

         All required financial statements, information and reports shall be prepared in accordance with GAAP, or, if applicable to SEC filings, SEC accounting regulations; provided, however, that interim financial statements do not need to include footnotes.

         C. In conjunction with the delivery of each notice delivered by the Borrower pursuant to Section VIII(B)(1) through (6), the Borrower shall deliver to the Lender an officer's certificate setting forth details of the occurrence referred to therein and certifying as to what action the Borrower has taken or proposes to take with respect thereto, and in conjunction with the delivery of the financial statements to be delivered by the Borrower pursuant to Sections VIII(B)(8), (9) and (10) the Borrower shall deliver to the Lender an officer's certificate of the Borrower certifying that, as of the date of delivery of such financial statements, the Borrower is in compliance with all the terms of this Agreement including, without limitation, each of the covenants set forth in
Section III(C), together with calculations showing compliance with such covenants.

         D. The Lender covenants and agrees to use commercially reasonable efforts to preserve the confidentiality of any financial data concerning the Borrower, any Affiliate of the Borrower, or any of the Borrower's businesses or operations or any information with respect to which the Borrower or any Affiliate has (a) an obligation of confidentiality to a third party (to the extent such obligation has been disclosed to the Lender) or (b) informed the Lender of the confidential nature of the specific information, except to the extent the Lender is required to disclose such information pursuant to any applicable law, rule, regulation or order of any governmental authority and if the Lender is requested or is required by applicable law (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any such information, to the extent reasonably practicable the Lender shall provide the Borrower with prompt notice of such request or requirement so that the Borrower may consider seeking a protective order or an injunction; provided that (i) any information contained in any annual report, or any Form 10-K, Form 10-Q or Form 8-K reports (if any) which have been delivered to the SEC, or any annual or quarterly reports to the stockholders of the Borrower subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, proxy material delivered to the stockholders of any Borrower or any report delivered to the SEC, or any other information that is in the public domain or has become publicly known, shall not in any event be deemed confidential, and (ii) the Lender may make any information received by it available (A) to a proposed transferee of or proposed participant in any interest in the Secured Note, provided that such proposed transferee or proposed participant agrees in writing to be bound by the provisions of this Section VIII(D), (B) to any accountants or other professionals engaged by the Lender, provided that each such accountant or professional agrees to be bound by the provisions of this Section VIII(D), or (C) in connection with the enforcement of this Agreement or any litigation in connection therewith. Further, the Lender agrees that, prior to the Maturity Date, it will not intentionally use the information provided by the Borrower and not otherwise generally known or obtainable through sources other than the Borrower to take any action to personally, by telephone or mail, solicit any underlying borrower for any purpose which is in conflict with the services and products which the Borrower is providing or can provide with the Borrower's current products and services to such underlying borrower, including to refinance loans made by the Borrower to such underlying borrower, without the prior written consent of the Borrower.

      Section IX. Events of Default. Each of the following shall constitute an "Event of Default" under this Agreement:

               A. Failure of the Borrower to (i) make any payment of interest or principal which has become due, whether by acceleration or otherwise, under the terms of the Secured Note, this Agreement, any other warehouse and security agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender or to any Affiliate of the Lender or any other lender, unless in each instance the indebtedness was specifically non-recourse by its terms and the Borrower and the lender under such indebtedness are not in litigation as a result of such loan default, (ii) pay or deliver any Restoration Amount within the time period specified in Section IV(C), (iii) pay the Lender the amount of interest accrued in the immediately preceding month within the time period specified in Section I(4) or (iv) make a payment of any other amount payable under the terms of this Agreement or the Secured Note when due.

               B. A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against the Borrower or any of its Qualified or Non-Qualified REIT Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be discharged (or provision shall not be made for such discharge), bonded or paid, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof, and the Borrower or any such Qualified REIT Subsidiary and Non-Qualified REIT Subsidiary shall not, within such period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               C. Assignment or attempted assignment by the Borrower of this Agreement or any rights under this Agreement, without first obtaining the specific written consent of the Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Pledged Eligible Assets to any person other than the Lender.

               D. The filing by the Borrower of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower to secure dismissal of any such petition filed against it within 60 days of such filing; the making of any general assignment by the Borrower for the benefit of creditors; the appointment of a receiver or trustee for the Borrower, or for any part of the Borrower's property; the institution by the Borrower of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower; the institution of any such proceeding against the Borrower if the Borrower shall fail to secure dismissal thereof within 60 days thereafter; the consent by the Borrower to any type of insolvency proceeding against the Borrower (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this Section IX.

               E. The occurrence of any material adverse change in the financial condition of the Borrower, without Borrower being subject to the requirement of or entitled to the benefit of any notice, cure or grace period. For purposes of this Section IX(E), a material adverse change in the financial condition of the Borrower shall include, but is not limited to, a breach of any financial covenant set forth in Section III(C)(1).

               F. The existence of any condition which, in the Lender's sole determination reasonably exercised, constitutes an impairment of the Borrower's ability to perform its obligations under this Agreement or the Secured Note and which condition is not remedied within ten days after written notice to the Borrower thereof or, if the conditions cannot be fully remedied within such ten days, substantial progress has not been made within such ten days toward remedy of the condition.

               G. Failure by the Borrower to service the Pledged Eligible Assets in substantial compliance with the servicing requirements set forth in Section VI hereof and such failure continues unremedied for a period of thirty days after notice thereof from the Lender.

               H. Except as set forth in Sections IX(E) and (F) above, a material breach by the Borrower of any representation, warranty or covenant set forth in this Agreement or in any Funding Notice, in the form of Exhibit D attached hereto, delivered by the Borrower to the Lender, and such breach relating to any other covenant in this Agreement remains unremedied for a period of thirty days after notice thereof from the Lender or, if such breach is not reasonably susceptible to cure with such thirty-day period, such longer period as may be reasonably required (but in no event in excess of 120 days in the aggregate) to cure such breach as long as the Borrower has commenced such cure within the thirty-day period and diligently prosecutes same to the satisfaction of the Lender, or a use by the Borrower of the proceeds of the Loan for a purpose other than as set forth in Section I(2) hereof.

                  I. Except with respect to non-recourse obligations of the Borrower as provided in Section IX(A), any "Event of Default" under any agreement between the Borrower and the Lender or any Affiliate of the Lender, after the expiration of any applicable grace or cure periods set forth in such agreement, including, without limitation, defaults under the Securitization Agreement, the Warrant Agreement or the Custodial Agreement.

                  J. Any Person or any two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of Securities of the Borrower (or other Securities convertible into such Securities) representing 51% or more of the combined voting power of all Securities of the Borrower, as applicable, entitled to vote in the election of directors, other than Securities having such power only by reason of the happening of a contingency, if the foregoing occurs without Lender's prior written consent.

         Section X. Remedies Upon Default.

                  A. Upon the happening of one or more Events of Default, the Lender may (x) refuse to make any Advances under this Agreement and (y) immediately declare the principal of the Secured Note then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; provided, however, that upon the occurrence of the Event of Default referred to in Section IX(D), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Note shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower.

                  B. Upon the happening of one or more Events of Default, the Lender shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement. The Borrower and the Lender hereby acknowledge that the Lender's right to obtain physical possession of the Collateral is deemed for all purposes to be equivalent to the rights of "seizure of property or maintenance or continuation of perfection of an interest in property" as specified under Bankruptcy Code Sections 362(b) and 546(b)(2).

                  C. Upon the happening of one or more Events of Default, the Lender shall have the right to direct all servicers and/or subservicers then servicing any Pledged Eligible Assets to remit all collections on the Pledged Eligible Assets to the Lender, and if any such payments are received by the Borrower, the Borrower shall hold such payments in trust for the Lender and not commingle the amounts received with other funds of the Borrower and shall promptly pay them over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided in this Agreement, or as provided in the other documents executed in connection with this Agreement, or in any commercially reasonable manner, or as provided by law. Such disposition may be on either a servicing-released or a servicing-retained basis. The Lender shall be entitled to place the Pledged Eligible Assets which it recovers after any default in a pool for issuance of asset-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of Collateral, subject to the applicable requirements of the New York UCC. The Lender shall also be entitled to sell any or all of such Eligible Assets individually for the prevailing price as a commercially reasonable disposition of Collateral subject to the applicable requirements of the New York UCC. The specification in this
Section X(C) of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the New York UCC) at the option of the Lender.

                  D. Following the occurrence and during the continuance of an Event of Default, interest shall accrue on the Loan at a default interest rate of LIBOR plus 5.00%.

         Section XI. Pre-Existing Conditions. The Borrower (and each of its successors and assigns) does hereby forever release, discharge and acquit the Lender and PSI, and their respective parents, subsidiaries and Affiliates, and their respective officers, directors, shareholders, agents and employees, and their respective successors, heirs and assigns, and each of them, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, and irrespective of how, why, or any reason of facts, whether heretofore or now existing or arising or which could, might or may be claimed to now exist or arise, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth at length and which in any way arise out of, or are connected with or relate to the Original Agreement or otherwise prior to the date of this Agreement.

         Section XII. Indemnification.

                  A. The Borrower agrees to hold the Lender, PSI and their respective Affiliates (the "Indemnified Parties") harmless from and indemnifies the Indemnified Parties against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against any of the Indemnified Parties relating to or arising out of this Agreement, the Secured Note, the Custodial Agreement, the Warrant Agreement, the Securitization Agreement or any transaction contemplated hereby or thereby resulting from anything other than the Indemnified Parties' gross negligence or willful misconduct.

                  B. The Borrower shall reimburse each of the Indemnified Parties for any of the respective Indemnified Party's reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, execution and enforcement of this Agreement, the Secured Note, the Warrant Agreement, the Custodial Agreement, the Securitization Agreement and the transactions contemplated hereby and thereby including, without limitation, due diligence review costs, reasonable attorney's fees and, subject to Section XIII below, any other costs and expenses incurred by the Lender in determining the acceptability to the Lender of any Eligible Assets.

                  C. The Borrower shall indemnify and hold each of the Indemnified Parties harmless from and against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, or asserted against the Indemnified Parties and relating to arising out of any Hedge Loss, except for losses caused by the Indemnified Parties' gross negligence or willful misconduct. The Borrower's obligations under this Section XII(C) shall be secured by the Collateral.

                  D. The Borrower's agreements in this Section XII shall survive the payment in full of the Secured Note and the expiration or termination of this Agreement. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Note is secured by the Collateral, the obligations of the Borrower under the Secured Note are recourse obligations of the Borrower.

         Section XIII. Periodic Due Diligence Review. The Lender has the right to perform continuing due diligence reviews with respect to the Pledged Eligible Assets and for purposes of verifying compliance with the representations, warranties and covenants made under this Agreement, or otherwise, and each of the Borrowers agree that upon reasonable (but no less than one Business Day's) prior notice to the Borrower, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Commercial Loan/Asset Files and any and all documents, records, agreements, instrument or information relating to such Pledged Eligible Asset in the possession or under the control of any Borrower and/or the Custodian. The Lender shall use reasonable efforts to perform each such due diligence review within three Business Days. The Borrower shall also make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Commercial Loan/Asset Files and the Pledged Eligible Assets. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Advances to the Borrower based solely upon the information provided by the Borrower to the Lender in the Underwriting Transmittal and/or the Commercial Loan/Asset Schedule and the representations, warranties and covenants contained in this Agreement, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Pledged Eligible Assets securing such Loan, including, without limitation, conducting a property site inspection and otherwise re-generating the information used to originate such Mortgage Loan. The Borrower agrees to cooperate with the Lender in connection with such underwriting, including, but not limited to, providing the Lender with access to any and all documents, records, agreements, instruments or information relating to such Pledged Eligible Assets in the possession, or under the control, of the Borrower. Subject to any applicable Due Diligence Cap, the Borrower further agrees that the Borrower shall reimburse the Lender for any and all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section XIII ("Due Diligence Costs"); and (ii) in the event that a Default or an Event of Default shall have occurred, the Borrower shall reimburse the Lender for all Due Diligence Costs and no such Due Diligence Cap shall apply. For Pledged Eligible Assets over $15,000,000, all Construction Loans and all loans with a Debt Service Coverage Ratio below 1.0 to 1.0, the due diligence cap shall be the actual cost, not to exceed $1,500 per real property asset securing such Pledged Eligible Asset. For all other Pledged Eligible Assets, the annual due diligence cap shall be the actual cost, not to exceed $5,000 in the aggregate. The limitations on due diligence set forth in this paragraph is referred to as the "Due

Diligence Cap." Moreover, the Borrower shall provide any additional information in connection with each Pledged Eligible Asset that the Lender reasonably requests.

         Section XIV. Power of Attorney. The Borrower hereby authorizes the Lender, at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's agent and attorney-in-fact to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of the Borrower as its agent and attorney-in-fact. This power of attorney is coupled with an interest and is irrevocable without the Lender's consent and, to the maximum extent permitted by law, the Borrower waives the benefit of any laws requiring the Lender to act as the Borrower's fiduciary in connection with the exercise of such power of attorney. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of an Event of Default hereunder.

         Section XV. Choice of Law; Agreement Constitutes Security Agreement. This Agreement shall be governed by the laws of the State of New York (without regard to choice of law principles thereof), and shall constitute a security agreement within the meaning of the New York UCC. THE PARTIES HERETO AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS AGREEMENT OR THE SECURED NOTE SHALL BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

         Section XVI. Lender May Act Through Affiliates. The Lender may, from time to time, designate one or more Affiliates for the purpose of performing any action hereunder.

         Section XVII. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

If to the Borrower:

                                  Amresco Capital Trust
                                  700 North Pearl Street
                                  Suite 2400
                                  Dallas, Texas  75201
                                  Attention: Michael L. McCoy, General Counsel
                                  Phone Number: 214-953-7733
                                  Fax Number: 214-953-7757

If to the Lender and/or Prudential Securities Incorporated:

                                  Prudential Securities Incorporated
                                  Investment Banking
                                  One New York Plaza, 18th Floor
                                  New York, New York  10292
                                  Attention: Lainie Kaye
                                  Phone Number: 212-778-5760
                                  Fax Number: 212-778-5099

With copies to:

                                  Prudential Securities Incorporated
                                  One Seaport Plaza, 30th Floor
                                  New York, New York  10292-2018
                                  Attention: Frederick Robustelli, Esq.
                                  Phone Number: 212 214-6813
                                  Fax Number: 212-214-7938

and

                                  Prudential Securities Incorporated
                                  One Seaport Plaza, 27th Floor
                                  New York, New York  10292
                                  Attention: Elizabeth Castagna
                                  Phone Number: 212-214-7775
                                  Fax Number: 212-214-7572

and

                                  Prudential Securities Incorporated
                                  One New York Plaza, 15th Floor
                                  New York, New York  10292-2015
                                  Attention: Jeff Theodorou
                                  Phone Number: 212-778-7444
                                  Fax Number: 212-778-3293
and

                                  Prudential Securities Incorporated
                                  One New York Plaza, 14th Floor
                                  New York, New York  10292
                                  Attention: Robert Becker
                                  Phone Number: 212-778-3025
                                  Fax Number: 212-778-6509

and

                                  Prudential Securities Incorporated
                                  One Seaport Plaza
                                  199 Water Street, 27th Floor
                                  New York, New York  10292
                                  Attention: Michael Pierro
                                  Phone Number: 212-214-7336
                                  Fax Number: 212-214-7678

and

                                  O'Melveny & Myers LLP
                                  275 Battery Street, 26th Floor
                                  San Francisco, California  94111
                                  Attention: Peter T. Healy, Esq.
                                  Phone Number: 415-984-8700
                                  Fax Number: 415-984-8701

         Section XVIII. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         Section XIX. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

         Section XX. Additional Borrowers. The Lender acknowledges that from time to time ACT may need to form additional Qualified REIT Subsidiaries and/or Non-Qualified REIT Subsidiaries. Upon delivery of a written notice of formation of subsidiaries and an explanation of the purpose for such subsidiaries, the Lender agrees to allow such subsidiaries to be added as a Borrower for purposes of financing Eligible Assets.

         Section XXI. No Exclusivity. The Lender acknowledges that this Agreement may not be the exclusive source to the Borrower for interim financing for Eligible Assets and that the Borrower may have other interim warehouse facilities. The Lender's rights with respect to any Securitization extends only to Pledged Eligible Assets financed pursuant to this Agreement.

         Section XXII. Joint and Several Liability. Any liability of a Borrower under this Agreement or any certificate or other agreement delivered in connection herewith shall be the joint and several liability of ACT, AMREIT I, and AMREIT II and any other Subsidiary that is or becomes a Borrower.

         Section XXIII. Consent to Jurisdiction and Service of Process.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

         (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

         (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

         (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE BORROWER AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
         SECTION XVII;

         (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

         (V) AGREES THAT THE LENDER RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION; AND

         (VI) AGREES THAT THE PROVISIONS OF THIS SECTION XXIII RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

         Section XXIV. Waiver of Jury Trial.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION XXIV AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

[Signature Page S-1 Attached]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                      AMRESCO CAPITAL TRUST


                                      By:
                                         --------------------------------------
                                      Name:  Jon S. Pettee
                                      Title: President


                                      By:
                                         --------------------------------------
                                      Name:  Rebecca A. Kuban
                                      Title: Executive Vice President


                                      AMREIT I, INC.


                                      By:
                                         --------------------------------------
                                      Name:  Jon S. Pettee
                                      Title: President


                                      By:
                                         --------------------------------------
                                      Name:  Rebecca A. Kuban
                                      Title: Executive Vice President


                                      AMREIT II, INC.


                                      By:
                                         --------------------------------------
                                      Name:  Jon S. Pettee
                                      Title: President


                                      By:
                                         --------------------------------------
                                      Name:  Rebecca A. Kuban
                                      Title: Executive Vice President

                                      ACT EQUITIES, INC.


                                      By:
                                         --------------------------------------
                                      Name:  Jon S. Pettee
                                      Title: President


                                      By:
                                         --------------------------------------
                                      Name:  Rebecca A. Kuban
                                      Title: Executive Vice President


                                      ACT HOLDINGS, INC.


                                      By:
                                         --------------------------------------
                                      Name:  Jon S. Pettee
                                      Title: President


                                      By:
                                         --------------------------------------
                                      Name:  Rebecca A. Kuban
                                      Title: Executive Vice President


                                      PRUDENTIAL SECURITIES CREDIT CORP.


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                   Appendix I

                              CERTAIN DEFINITIONS

         Certain Definitions. The following capitalized terms are either defined below or in the corresponding sections specified below:

                  "ACT" means AMRESCO Capital Trust.

                  "Acquisition Loan" means a Mortgage Loan used to finance the acquisition of an existing real property.

                  "Advance" - Section I(1).

                  "Advanced Amount" means the amount of each Advance with respect to a Pledged Eligible Asset.

                  "Affiliate" means, when used with reference to a specified person, (i) any person that directly or indirectly controls or is controlled by or is under common control with the specified person, (ii) any person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified person is an officer, partner or trustee, or with respect to which the specified person serves in a similar capacity, and (iii) any person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of the specified person or which the specified person is directly or indirectly the owner of 5% or more of any class of equity securities; provided, however, that ACT will not be treated as an Affiliate of the Manager and its Affiliates and provided further that with respect to the Borrower, Affiliate shall not include any Non-Qualified REIT Subsidiary, joint venture, partnership, limited liability company, UPREIT, DOWNREIT or structure unless such entity becomes the Borrower hereunder.

                  "Agreement" - Introductory Clause.

                  "AMREIT I" means the wholly-owned Qualified REIT Subsidiary of ACT.

                  "AMREIT II" means the Non-Qualified REIT Subsidiary of ACT.

                  "AMREIT Managers, L.P." means the Manager of ACT.

                  "Applicable Interest Rate Spread" - Section I(4)(b).

                  "Approved Assets" - Section I(2).

                  "Approved Exit Strategy" means the Borrower's plan for each Eligible Asset on an asset specific basis or on the Borrower entity level basis, as approved by the Lender in Lender's sole discretion and in writing prior to an Initial Advance, to payoff or refinance the aggregate Advances outstanding as to such Eligible Asset. The Approved Exit Strategy may be the exit strategy for the Eligible Asset described in the Underwriting Transmittal. The Approved






                                 Appendix I-1

Exit Strategy will generally be the exit strategy for the underlying mortgagor/borrower, similar to those for currently approved Pledged Eligible Assets, which are typically the sale or refinance of the underlying project within the term of the related loan, but may also include (a) the possibility prior to the Maturity Date of a sale, merger, consolidation or other corporate level capital transaction of Borrower, a portfolio refinancing by Borrower or some other corporate level debt transaction by Borrower, or (b) the net worth and financial ability of Borrower prior to the Maturity Date is sufficient to provide the exit strategy for the particular asset.

                  "Borrower" means individually and collectively, ACT, AMREIT I, AMREIT II, EQUITIES and HOLDINGS.

                  "Borrower's Guidelines" - Section I(2).

                  "Break-Up Fee" - Section I(6).

                  "Bridge Loan" means a Mortgage Loan used for temporary financing.

                  "Budgeted Costs" - means the total construction or other project or asset budget (including interest carry and budgeted soft costs, but excluding any developer profit to the underlying mortgagor/borrower or any Affiliate of the underlying mortgagor/borrower or the fair market value of any land in excess of the purchase price thereof) of the construction project or other real estate asset, as applicable, described in the applicable Underwriting Transmittal. The Borrower may request that the fair market value of the land in excess of the purchase price thereof be included in the Budgeted Costs; provided, however, the Lender, in its sole discretion may (but shall not be required to) consider such request.

                  "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of New York or State of Texas or State of Georgia are authorized or obligated by law or executive order to be closed.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral" - Section II.

                  "Collateral Deficiency Situation" shall be deemed to be existing as of any day on which (a) the outstanding principal amount of all of the Advances as of such day exceeds, by more than $250,000, (b) the sum of either 76%, for each Pledged Eligible Asset except Land Development Loans, or 50%, for Land Development Loans, times the lesser of the Stabilized Value of each such Pledged Eligible Asset (i) on the date of the Initial Advance and
(ii) on the date of the calculation to determine if a Collateral Deficiency Situation exists.

                  "Commercial Loan/Asset Files" - Section II.

                  "Commercial Loan/Asset Schedule" - Section I(3)(a)(i).

                  "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of





                                 Appendix I-2

ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

                  "Construction Loan" means a Mortgage Loan the proceeds of which are to be used to finance the costs of the initial construction or substantial rehabilitation of real property. If less than 25% of the total square footage of the then existing building improvements is subject to a lease which satisfies the conditions for leases set forth in the definition of Rehabilitation Loans at the time the Borrower requests an Initial Advance as to such Mortgage Loan, such Mortgage Loan shall be deemed a Construction Loan for all purposes under this Agreement. If the underlying mortgagor/borrower leases more than 25% of the total square footage of the then existing building improvements pursuant to a lease which satisfies the conditions for leases set forth in the definition of Rehabilitation Loans subsequent to Borrower's request for an Initial Advance as to such Mortgage Loan, the Borrower may request the Lender to recharacterize such Mortgage Loan as a Rehabilitation Loan. The Borrower may also request the Lender to recharacterize a Construction Loan as a different asset classification. The Lender, in its sole discretion, may (but shall not be required to) consider such requests.

                  "Construction Loan Sub-Limit" - Section I(1)(b).

                  "Coverage Ratio" means, with respect to the Borrower, on a consolidated basis, a ratio of the Borrower's GAAP basis earnings before interest, taxes, depreciation and amortization, to scheduled interest on Total Indebtedness.

                  "Custodial Agreement" - Section II.

                  "Custodian" - Section II.

                  "Custodian's Certification" - Section I(3)(a)(iv).

                  "Debt Service Coverage Ratio" or "DSCR" means, with respect to any Mortgage Loan, the number (as approved (as to form, substance and mathematical accuracy) by the Lender in writing) reflected on the Commercial Loan/Asset Schedule as being the ratio of (i) any interest reserve funded or to be funded by the Borrower (up to a maximum of one year) in connection with a Mortgage Loan, plus net operating income of the Mortgaged Property securing the Mortgage Loan, as determined by the Borrower in accordance with its underwriting guidelines, to (ii) debt service at the current pay rate on the Mortgage Loan; provided, however, that at the expiration of the period provided for in the Borrower's Underwriting Transmittal for the Mortgaged Property to achieve a stabilized occupancy, the DSCR, to the extent necessary to calculate the Eligible Asset Value or for any other purpose hereunder, will be based upon the actual net income of the Mortgaged Property.

                  "Due Diligence Cap" - Section XIII.

                  "Due Diligence Costs" - Section XIII.




                                 Appendix I-3

                  "Eligible Asset Value" means, with respect to any Eligible Asset, the product of LTV for such Eligible Asset multiplied by the value of collateral related to such Eligible Asset as determined by the Borrower, and approved by Lender.

                  "Eligible Assets" - Section I(2).

                  "EQUITIES" means ACT Equities, Inc.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Escrow Officer" - Section I(3)(a)(iv).

                  "Eurodollar Business Day" - Section I(4)(a).

                  "Event of Default" - Section IX.

                  "Financial Advisor" - Section III(C)(8).

                  "Financing Transaction" - Section III(C)(8).

                  "First Securitization" means each initial securitization, if any, involving the public or private placement of securities relating to all or any portion of the Pledged Eligible Assets.

                  "Funding Date" - Section I(3)(a).

                  "Funding Notice" - Section I(3)(a)(i).

                  "GAAP" means, generally accepted accounting principles consistently applied as in effect at the time of the application of the provisions of this Agreement.

                  "Greater Than 70% Pre-Leased Project" - Section I(1)(c).

                  "Haircut" shall mean, with respect to a particular Pledged Eligible Asset, an amount equal to the difference between (i) the amount which the Borrower has executed a written commitment to lend to the underlying mortgagor/borrower of or to invest as equity in such Pledged Eligible Asset and
(ii) the applicable Maximum Advance Amount for such Pledged Eligible Asset.

                  "Hedge Loss" shall mean, with respect to any Interest Rate Protection Agreement entered into by the Borrower with the Lender or any Affiliate thereof (in either case, the "Hedging Counterparty"), the amount, if any, owed thereunder by the Borrower to the Hedging Counterparty as of any date of determination, in the aggregate, including, without limitation, the amount of other losses relating to any such hedging instrument and the carrying costs for such hedging position, minus the sum of (a) all Hedge Losses previously paid by the Borrower to the Hedging Counterparty in connection with such Interest Rate Protection Agreement, if any, and




                                 Appendix I-4

(b) any amount the Borrower has received from the Hedging Counterparty with respect to such Interest Rate Protection Agreements.

                  "HOLDINGS" means ACT Holdings, Inc.

                  "Indemnified Parties" - Section XII(A).

                  "Initial Advance" means either the only Advance relating to a Pledged Eligible Asset or the first Advance relating to a Pledged Eligible Asset, such as a Construction Loan or Rehabilitation Loan, for which more than one Advance may be made.

                  "Interest in Real Property" mean, among other things, an interest in Mortgage Loans or land and improvements thereon, such as buildings or other inherently permanent structures (including items that are structural components of such buildings or structures), a leasehold of real property, and an option to acquire real property (or a leasehold of real property). An "interest in real property" also generally includes an interest in Mortgage Loans secured by controlling equity interests in entities treated as partnerships for federal income tax purposes that own real property, to the extent that the principal balance of the mortgage does not exceed the fair market value of the real property that is allocable to the equity interest.

                  "Interest Rate" - Section I(4)(a).

                  "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Loans, any short sale of US Treasury Security, or futures or forward contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower and the Lender, PSI, an Affiliate of the Lender or PSI, or a third party reasonably acceptable to the Lender, which shall be transferable with the Mortgage Loan, at the transferee's option.

                  "Investment Grade" means securities rated AAA through BBB - (or equivalent rating) by any of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc.

                  "Land Development Loan" shall mean loans wherein more than 30% of the proceeds of which are used for (i) surveying, grading, cutting and filling the land, (ii) the demolition of developments on the land, (iii) the reconfiguration, importation and/or deportation of soil or other earthen materials, (iv) land use planning, (v) procuring regulatory approvals, permits, zoning, subdivision approvals, mapping and land use changes, (vi) the construction of streets, (vii) the acquisition of unfinished land with the intention of conducting any of the foregoing activities or merely holding the land for resale, or (vii) anything in the nature of the foregoing.

                  "Lender" means Prudential Securities Credit Corp.

                  "Less Than 70% Pre-Leased Project" - Section I(1)(c).




                                 Appendix I-5

                  "Less Than 70% Pre-Leased Sub-Limit" - Section I(1)(c).

                  "Liquidity Reserve" - Section III(C)(1)(d).

                  "LIBOR" - Section I(4)(a).

                  "Loan" - Section I(1).

                  "LTC" means the percentage determined by dividing the maximum committed loan or investment amount by the Budgeted Costs. For purposes of calculating the LTC, the Borrower shall include the amount of all liens or encumbrances on the underlying asset which are senior to the Borrower's loan to the underlying mortgagor/borrower and the maximum amount which Borrower has committed to loan with respect to such Pledged Eligible Asset.

                  "LTV" means the number (as approved (as to form, substance and mathematical accuracy) by the Lender in writing) specified in the Commercial Loan/Asset Schedule as the percentage determined by dividing the maximum committed loan or investment amount by the Stabilized Value of the collateral related to such loan or investment. For purposes of calculating the LTV, the Borrower shall include the amount of all liens or encumbrances on the underlying asset which are senior to the Borrower's loan to the underlying mortgagor/borrower and the maximum amount which Borrower has committed to loan with respect to such Pledged Eligible Asset.

                  "Management Agreement" means the Management Agreement dated as of May 12, 1998 by and between ACT and the Manager, as it may be amended.

                  "Manager" means AMREIT Managers, L.P.

                  "Manager Role" means the sole placement agent or the sole underwriter, as the case may be for each First Securitization, if any, to be sponsored by the Borrower (or by an Affiliate thereof) and collateralized by some or all of the Pledged Eligible Assets.

                  "Market Value" means, as of any date in respect of an Eligible Asset or Pledged Eligible Asset, the price at which such Eligible Asset or Pledged Eligible Asset (together with any Interest Rate Protection associated with such asset) could be sold in an orderly manner, as determined in good faith by the Lender in its sole and reasonable discretion.

                  "Maturity Date" means the earlier to occur of (a) the date eighteen months after execution of this Agreement and (b) 60 days following the termination of the Securitization Agreement by the Borrower.

                  "Material Adverse Effect" shall mean a material adverse change regarding (a) the Mortgaged Property, business, operations, financial condition or prospects of the Borrower, (b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party,
(c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the Collateral.



                                 Appendix I-6

                  "Maximum Advance Amount" - Section I(3)(d) or (e), as applicable.

                  "Maximum Loan Amount" - Section I(1).

                  "Mezzanine Construction Loan" means a Mezzanine Loan/Equity Investment (as defined below) the proceeds of which are to be used to finance the costs of the initial construction of real property.

                  "Mezzanine Loan/Equity Investment" means either (a) a commercial real estate loan the repayment of which is subordinated to a senior Mortgage Loan and which is secured either by a second lien mortgage or a pledge of the ownership interests of the borrower or (b) a joint venture interest in or equity investment in an entity which directly or indirectly owns a real estate asset or a direct equity investment in a real estate asset.

                  "Mezzanine Loan/Equity Investment Sub-Limit" - Section
I(1)(a).

                  "Mortgage Loan" means a commercial loan secured by real property and a Mezzanine Loan(s).

                  "Mortgaged Property" means the real property and improvements securing a Mortgage Loan.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Non-Qualified REIT Subsidiary" means any corporation in which ACT owns 10% or less of the voting shares in such corporation.

                  "New York UCC" - Section I(5)(a).

                  "One Year Anniversary" - Section I(5)(b).

                  "Original Agreement" - Recitals.

                  "Participating Loan" means a Mortgage Loan that entitles the lender to the receipt of interest at a stated rate, plus a percentage of the pledged real estate's revenues or cash flow, or a specified percentage or fixed amount of the net proceeds from any sale of the property, which Participating Loan may be a Mezzanine Loan/Equity Investment, Construction Loan, Rehabilitation Loan, Bridge Loan or other Mortgage Loan.

                  "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association, government (or any agency, instrumentality or political subdivision thereof) or any other entity of whatever nature.




                                 Appendix I-7

                  "Plan" means at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

                  "Pledged Eligible Assets" means, as of any date of determination, any Eligible Assets then held by the Custodian on behalf of the Lender to secure the Loan.

                  "PSI" means Prudential Securities Incorporated, an Affiliate of the Lender.

                  "Qualified REIT Subsidiary" means any corporation if 100% of the stock of such is held by ACT at all times during such corporation's existence or otherwise satisfies Section 856(i)(2) of the Code.

                  "Rehabilitation Loan" means a Mortgage Loan, the proceeds of which are used to finance the acquisition and renovation or rehabilitation of existing real property; provided, however, that at the time the Borrower requests an Initial Advance as to such Mortgage Loan, 25% or more of the total square footage of the then existing building improvements shall be subject to a lease that: (i) is currently in full force and effect with no material defaults; (ii) is with a tenant paying rent on a current basis without deferral, credit or qualification, except for a reasonable reduction for inconvenience during rehabilitation; and (iii) does not expire until after a date that is six months following the anticipated date of completion of such renovation or rehabilitation (other than tenant improvement work) set forth in the applicable construction plans delivered by the Borrower to the Lender. If less than 25% of the total square footage of the then existing building improvements is subject to such a lease at the time the Borrower requests an Initial Advance as to such Mortgage Loan, such Mortgage Loan shall be deemed a Construction Loan for all purposes under this Agreement. If the underlying mortgagor/borrower leases more than 25% of the total square footage of the then existing building improvements subsequent to the Borrower's request for an Initial Advance as to such Mortgage Loan, the Borrower may request the Lender to recharacterize such Mortgage Loan as a Rehabilitation Loan. The Borrower may also request the Lender to recharacterize a Rehabilitation Loan as a different asset classification. The Lender, in its sole discretion, may (but shall not be required to) consider such requests.

                  "REIT" means a real estate investment trust, as defined under
Section 856 of the Code.

                  "Request for Additional Advance" - Section IV(D)(1).

                  "Restoration Amount" means, as of any date of determination, the amount, if any, by which (i) the outstanding principal amount of the Loan as of such date (including accrued interest thereon) exceeds (ii) the sum of the applicable Advance Rate for each Pledged Eligible Asset times the lesser of
(1) the Stabilized Value of each Pledged Eligible Asset), and (2) the outstanding principal balance of each such Pledged Eligible Asset.

                  "SEC" means the U.S. Securities and Exchange Commission.




                                 Appendix I-8

                  "Secured Note" - Section I(7).

                  "Secured Obligations" - Section II.

                  "Securitization" means the First Securitization and any subsequent securitization involving the public or private placement of securities relating to all or any portion of the Pledged Eligible Assets.

                  "Securitization Agreement" means the Amended and Restated Securitization Agreement, dated as of May 4, 1999, by and between the Borrower and PSI and regarding the securitization of some of the Pledged Eligible Assets.

                  "Stabilized Value" means, as of any date in respect of an Eligible Asset or Pledged Eligible Asset, the stabilized value of the collateral property underlying such Eligible Asset or Pledged Eligible Asset, as determined in good faith by the Borrower and approved by the Lender in its sole discretion. The Stabilized Value of a Pledged Eligible Asset shall be described in the Underwriting Transmittal of such Pledged Eligible Asset.

                  "Supplemental Commercial Loan/Asset Schedule" - Section
VIII(A).

                  "Tangible Net Worth" means, for any calendar quarter, total shareholder's equity reflected in ACT's financial statements on a consolidated basis prepared in accordance with GAAP less goodwill, patents, trademarks, copyrights, franchises and any other items which would be treated as intangibles under GAAP. A schedule of Tangible Net Worth shall be prepared by the Borrower within 30 days after the end of each calendar quarter and such schedule shall be delivered to the Lender. The Lender shall have 10 days to disapprove of such schedule by citing any specific defects in a written notice to the Borrower. The Borrower shall then have 10 days to cure all such defects. If the Borrower cures such defects in the Lender's reasonable discretion, such schedule shall be deemed approved by the Lender. As of December 31, 1998, Tangible Net Worth was $130,266,000.00.

                  "Total Indebtedness" means, for any period, the aggregate indebtedness of the Borrower during such period computed in accordance with GAAP less (i) the amount of any non-specific balance sheet reserves maintained in accordance with GAAP, (ii) obligations under any Interest Rate Protection Agreement, (iii) loan or investment commitments or loan take-out agreements issued by the Borrower in the ordinary course of its business, (iv) obligations to indemnify parties involved in Securitization or the underwriting and placement (whether publicly or privately) of ACT's shares of beneficial interest or other indemnities made in the ordinary course of business, (v) endorsements for collection or deposit in the ordinary course of the Borrower's business, and (vi) obligations for which the Borrower is not the obligor but which are required to be included on the Borrower's financial statements by GAAP.

                  "Underwriting Transmittal" - Section I(3)(a)(i).

                  "Warrant Agreement" means the Warrant Agreement attached hereto as Exhibit F and executed as of the date of this Agreement by and between the ACT and PSI.




                                 Appendix I-9

Appendix II

REPRESENTATIONS AND WARRANTIES REGARDING ALL PLEDGED ELIGIBLE ASSETS

         1. As to each Pledged Eligible Asset, the Borrower hereby represents and warrants to the Lender that as of the related Closing Date; provided, however, that any such representation and warranty may be modified as set forth in, or an exception thereto may be contained in, the executed Underwriting Transmittal in effect for such Pledged Eligible Asset:

                  (a) Commercial Loan/Asset Schedule. The information set forth in the related Commercial Loan/Asset Schedule is true, complete and correct in all material respects.

                  (b) Origination. Such Pledged Eligible Asset complied, on the date such asset was originated ("Closing Date"), in all material respects with all terms, conditions and requirements of prudent underwriting standards, the Borrower's approved due diligence standards and closing procedures as approved by the Lender (the "Borrower's Guidelines") then in effect, except as disclosed by the Borrower in writing in the list of exceptions included in the Underwriting Transmittal and approved by the Lender.

                  (c) Disbursement of Proceeds. The closing of such Pledged Eligible Asset was in compliance, in all material respects, with the Borrower's Guidelines then in effect, except as disclosed in writing by the Borrower to the Lender in the list of exceptions included in the related Commercial Loan/Asset File or the Underwriting Transmittal and thereby approved by the Lender, and the proceeds, or the applicable portion thereof, of such Pledged Eligible Asset have been disbursed in accordance with the related loan documents ("Pledged Asset Documents"). Except as disclosed in writing by the Borrower to the Lender in the list of exceptions included in the related Underwriting Transmittal, any and all requirements imposed by the Borrower as to the status of any on-site or off-site improvements related to the related real property ("Property") and the disbursement of any escrow funds therefor have been complied with as of the date of the Underwriting Transmittal. All costs, fees and expenses incurred in connection with the origination and closing of such Pledged Eligible Asset, including, without limitation, recording costs and fees, have been paid to the appropriate Person or arrangements have been made for their payment to the appropriate Person on a timely basis by the related mortgagor or borrower, and the related mortgagor is not entitled to any refund of any amounts paid or due under the related promissory note or contract or the related mortgage, if any, except for a refund of a cost, fee or expense related to the origination or closing of such Pledged Eligible Asset which borrower is obligated to pay, and has made arrangements to pay, in full on a timely basis.

                  (d) Documents Valid. Each representation and warranty of the Borrower set forth in Section III(B) of this Agreement or this Appendix to this Agreement, to the extent related to the enforceability of any instrument, agreement or other document or as to offsets, defenses, counterclaims or rights of rescission related to such enforceability is qualified to the extent that
(i) enforcement may be limited (A) by bankruptcy, insolvency, reorganization fraudulent conveyance, redemption, moratorium or other similar laws affecting the enforcement




                                 Appendix II-1
of creditors' rights generally, (B) by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (C) by any applicable anti-deficiency law or statute, and (ii) such instrument, agreement or other document contains certain provisions which may be unenforceable in accordance with their terms, in whole or in part, but the unenforceability of such provisions will not (A) cause the related note or contract or mortgage, if any, to be void, (B) invalidate the related borrower's obligation to pay interest on, and repay the principal of, the related Pledged Eligible Asset in accordance with the payment terms of the related note or contract, the related mortgage, if any, and other written agreements delivered to the Borrower in connection therewith, (C) invalidate the obligation of any related guarantor to pay guaranteed obligations with respect to interest on, and the principal of, the related Pledged Eligible Asset in accordance with the payment terms of such guarantor's written guaranty, (D) impair the mortgagee's right to accelerate and demand payment of the interest on, and principal of, the related Pledged Eligible Asset upon the occurrence of a legally enforceable default, or (E) impair the mortgagee's right to realize against the related Property, if any, by judicial or, if applicable, nonjudicial foreclosure except as provided in any subordination agreement and subject to applicable law.

                  (e) Pledge of Security Interest; Note or Contract Endorsement. The related pledge of the Lender's security interest in the related collateral documents ("Security Documents") is in recordable or otherwise appropriate form and constitutes the Borrower's legal, valid and binding assignment to the Lender of any related mortgage, assignment of leases and rents and/or other collateral. The Borrower's endorsement and delivery of the related note or contract in accordance with the terms of this Agreement constitutes the Borrower's legal, valid and binding assignment to the Lender of such note or contract, and together with the related assignment of Security Documents legally and validly conveys all right, title and interest of the Borrower in such Pledged Eligible Asset to the Lender.

                  (f) No Modification, Release or Satisfaction. Neither the Security Documents nor the related note or contract has been impaired, waived, modified, altered, satisfied, canceled or subordinated or rescinded by the Borrower, and the related Property has not been released from the lien of such Security Documents or the lien of the senior lender and the related mortgagor has not been released by the Borrower from its obligations under such Security Documents, in whole or in any part, in each such event in a manner which materially interferes with the benefits of the security intended to be provided by such Security Documents except as provided in the loan documents or as set forth on the respective Underwriting Transmittal. No instrument has been executed by the Borrower that would effect any such waiver, modification, alteration, satisfaction, cancellation, subordination, rescission or release, with the exception of the written instruments (i) which are a part of the related Commercial Loan/Asset File, (ii) which have been recorded if necessary to protect the interests of the Lender, and (iii) the substance of which is included in the list of exceptions in such Underwriting Transmittal.

                  (g) Escrow Deposits. All escrow deposits and other escrow payments required under the related Pledged Asset Documents to be paid to the Borrower prior to the Funding Date have been paid to, and are in the possession of, or under the control of, or have been applied in accordance with their intended purposes by, the Borrower or its agent.




                                 Appendix II-2

                  (h) No Buydowns or Third Party Advances. The Borrower has not, directly or indirectly, advanced funds, induced or solicited any payment from a Person other than the related obligor or, to the best of the Borrower's knowledge, received any payment from a Person other than such obligor, for the payment of any amount required under the related note or contract or Security Documents, except for (a) interest accruing from the date of such note or contract or date of disbursement of the Pledged Eligible Asset proceeds, whichever is later, to the date which precedes by thirty days the first due date under the related promissory note or contract, (b) interest paid pursuant to any interest reserve specified in the Underwriting Transmittal or (c) payments from any tax, insurance or other reserves specified in the Underwriting Transmittal. The Pledged Asset Documents contain no provisions pursuant to which monthly payments are (x) paid or partially paid with funds deposited in any separate account established by borrower, the related mortgagor or anyone on behalf of such mortgagor, or (y) paid by any source other than such mortgagor (except provisions pertaining to a related guarantor's obligations under the terms of such guarantor's written guaranty) and contain no similar provision which may constitute a "buydown" provision unless disclosed in the Underwriting Transmittal.

                  (i) No Condemnation or Damages. To the best of the Borrower's knowledge, there are no proceedings pending or threatened for the total or partial condemnation of the related Property as of the applicable closing date, except for any proceedings as to partial condemnation which are disclosed in writing in the list of exceptions included in such Underwriting Transmittal. To the best of the Borrower's knowledge, each Pledged Eligible Asset is being used for the purpose(s) set forth in the Underwriting Transmittal and is in good repair and free of any damage, waste or defective condition that would materially or adversely affect the value of the property as security for a Pledged Eligible Asset or for the use the property was intended at the time of the origination of the Pledged Eligible Asset.

                  (j) Title Survey; Improvements. The related Commercial Loan/Asset File includes an ALTA/ACSM Land Title Survey with respect to the related Property or, if an ALTA/ACSM Land Title Survey is not available or as otherwise approved in writing by the Lender, an as-built survey with respect to such Property which satisfied the requirements of the title insurance company for its deletion of the standard general exceptions for encroachments, boundary and other survey matters and for easements not shown by the public records from the related title insurance policy as required by the Borrower's Guidelines. In either such event, such survey has been certified by the surveyor to the Borrower if a mortgagee, or the owner of the Property if the Borrower is not the mortgagee and the title insurance company in accordance with the applicable requirements of the Borrower's Guidelines and satisfies the other applicable requirements set forth in the Borrower's Guidelines, except as disclosed in writing in the list of exceptions included in such Underwriting Transmittal. In reliance on the survey and the Title Policy (defined below), except for encroachments and similar matters which do not materially and adversely affect such Property as security for such Pledged Eligible Asset or which are disclosed in writing in the list of exceptions included in such Underwriting Transmittal, (i) none of the improvements which were included for the purpose of determining the value of such Property at the time of the origination of such Pledged Eligible Asset lie outside the boundaries and building restriction lines of such Property, (ii) no improvements on adjoining properties materially encroach upon such Property, and (iii) to the best of the Borrower's knowledge (based upon a representation or opinion obtained from the related mortgagor), no improvements




                                 Appendix II-3
located on or forming a part of such Property are in violation of any applicable zoning and building laws or ordinances.

                  (k) Compliance with Laws. To the best of the Borrower's knowledge (based upon a representation or opinion obtained from the related mortgagor), (i) the related Property complies, in all material respects, with all laws and regulations pertaining to the use and occupancy thereof, other than applicable zoning and building laws and regulations (addressed in Section 1(j) above) and Environmental Laws (as defined and addressed in Sections 1(t) and (u) below) and all applicable insurance requirements, and (ii) the related mortgagor has obtained or will obtain all inspections, licenses, permits, authorizations and certificates necessary for such compliance, including but not limited to, certificates of occupancy and fire underwriter certificates. The Borrower has not received notification from any governmental authority that such Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspections, licenses or certificates, as the case may be.

                  (l) Title Insurance. The related Property (excluding any related personal property) is covered by an ALTA lender's or owner's title insurance policy or, if an ALTA lender's or owner's title insurance policy is unavailable, another state-approved form of lenders title insurance policy issued by a qualified insurer, in an amount not less than the stated original principal amount of such Pledged Eligible Asset (a "Title Policy") and, if the Pledged Eligible Asset is a loan, insuring that the related mortgage is a valid lien on such Property with a priority corresponding to the priority stated in its Underwriting Transmittal, subject to the Permitted Exceptions described in Subsection 2(a) below. The Borrower has not taken, or omitted to take, any action, and, to the best of the Borrower's knowledge, no other Person has taken, or omitted to take, any action, that would materially impair the coverage benefits of any such title insurance policy. Such title policy does not include the general exception for intervening liens which appeared in the commitment for such title insurance.

                  (m) Hazard Insurance. The related Property is insured by a fire and extended perils insurance policy, issued by a commercial insurer, providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke and, to the extent required by the Borrower consistent with the Borrower's Guidelines then in effect against earthquake and other risks insured against for which persons operating like properties in the locality of such Property obtain insurance, in an amount not less than the lesser of (i) the full replacement cost of all improvements to such Property, and (ii) the outstanding principal balance of such Pledged Eligible Asset, but in any event in an amount sufficient to avoid the operation of any co-insurance provisions contained in such insurance policy. The related mortgage contains provisions requiring the related mortgagor to maintain business interruption and/or rental continuation coverage sufficient to protect against loss for such period as shall be consistent with the requirements of the Borrower's Guidelines under a policy issued by a qualified insurer. If any improvement on such Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1968, as amended, such Property is insured by a flood insurance policy, issued by a qualified insurer, meeting the current requirements of the Federal Insurance Administration in an amount




                                 Appendix II-4
not less than the lesser of (A) the stated principal amount of the related promissory note or contract, and (B) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. In the event the Borrower is the mortgagee, each such insurance policy includes a lender's loss payable endorsement in favor of the Borrower and requires the insurer to endeavor to provide at least thirty days' prior written notice to the Borrower of termination or cancellation, and no such notice has been received by the Borrower. To the best of the Borrower's knowledge, such insurance policies are in full force and effect. To the best of the Borrower's knowledge, all premiums due and payable on such insurance policies prior to the Funding Date have been paid and nothing has occurred that would materially impair the benefits of coverage thereunder. In connection with the placement of any such insurance, no commission, fee or other compensation has been or will be received by the Borrower or, to the best of the Borrower's knowledge, any officer, director or employee of the Borrower. The related mortgage, if any, obligates the related mortgagor to maintain all such insurance and, at such mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at such mortgagor's cost and expense and to seek reimbursement therefore from such mortgagor.

                  (n) Proceeds of Mortgage Loan. To the best of the Borrower's knowledge, the proceeds of such Pledged Eligible Asset have not been and shall not be applied to satisfy, in whole or in part, any debt owing by the related mortgagor/borrower to an Affiliate of the Borrower with respect to the origination of such Pledged Eligible Asset whereby such Affiliate has taken or will take (i) a discounted pay-off of such debt in connection with such application, or (ii) a subordinated lien on any property securing such debt or an equity interest in the related mortgagor in connection with such application unless, in any such case, such fact is disclosed in the list of exceptions included in the related Commercial Loan/Asset File.

                  (o) Customary Provisions. The related promissory note or contract or the related mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Property of the benefits of the security.

                  (p) Pledged Eligible Asset Terms. The interest rate on such promissory note constituting a Mortgage Loan Document or contract is as set forth in the Commercial Loan/Asset Schedule; provided, however, that if such promissory note or contract relates to an adjustable rate note, the mechanism by which the interest rate is adjusted shall be set forth in the Commercial Loan/Asset Schedule. Except as specified in the Underwriting Transmittal relating to an accrual rate of interest in excess of a required pay rate of interest, the related Mortgage Loan Documents do not provide for any negative amortization. The related mortgage, if any, provides for the appointment of a receiver for rents, or the mortgagee's entry into possession of the related Property to collect rents, in connection with an event of default or acceleration.

                  (q) Inspection. Consistent with the provisions of the Borrower's Guidelines, the Borrower has inspected or has caused the related Property to be inspected in connection with the origination of such Pledged Eligible Asset no earlier than six months prior to the initial Funding Date.




                                 Appendix II-5

                  (r) No Notice of Bankruptcy. The Borrower has no knowledge nor has it received any notice that the related Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (s) Access Routes. Based upon the information provided the Borrower in the Pledged Asset Documents, at the Closing Date of such Pledged Eligible Asset, (i) the underlying borrower had sufficient rights with respect to amenities, ingress and egress and similar matters to support the intended use described in the Underwriting Transmittal, and (ii) to the best of the Borrower's knowledge, such Property was receiving or has access to adequate services from public or private water, sewer and other utilities.

                  (t) Environmental Assessment. In connection with the origination of such Pledged Eligible Asset, a Phase I environmental assessment and report and, if recommended by the Phase I environmental assessment and report, a Phase II environmental assessment and report with respect to the related Property were obtained from an independent environmental engineer or consultant; and such report(s) did not indicate the existence of conditions or circumstances respecting such Property that would (i) constitute or result in a material violation of any applicable Environmental Law, (ii) impose any material constraint on the operation of such Property or require material change in the use thereof, or (iii) require clean-up, remedial action or other response with respect to Hazardous Materials on or affecting such Property under any applicable Environmental Law, with the exception of conditions or circumstances (A) which such report(s) indicated could be cleaned up, remediated or brought into compliance with applicable Environmental Law by the taking of certain actions, and (B) either (1) for which a hold-back or other escrow of funds, if any, not less than the costs of taking such clean-up, remediation or compliance actions as estimated in such report(s) has been created to be held by the Borrower or an escrow agent until such clean-up, remediation or compliance actions have been taken, (2) for which an environmental insurance policy in an amount satisfactory to the Borrower has been obtained by the related mortgagor or an indemnity for such costs has been obtained from a potentially culpable party, or (3) such clean-up, remediation or compliance actions in compliance with applicable Environmental Law have been completed prior to the related Funding Date, or (4) for which other arrangements disclosed to the Lender have been made. For purposes of this Agreement, the term "Hazardous Materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, and any other substance or material as may be defined as a hazardous or toxic substance under any applicable Environmental Law; and the term "Environmental Law" shall mean any environmental law ordinance, rule, regulation or order of a federal, state or local governmental authority including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. 9601 et seq), the Hazardous Material Transportation Act, as amended (49 U.S.C. 1801 et seq,), the Resource Conservation and Recovery Act, as amended (42 U.S.C. 6901 et seq,), the Federal Water Pollution Control Act, as amended (33 U.S.C. 12S1 et seq.,), the Clean Air Act (42 U.S.C. 7401 et seq.), as amended, and the regulations promulgated pursuant thereto.

                  (u) Notice of Environmental Problem. Except for the notices, if any, described in the list of exceptions included in the related Underwriting Transmittal and furnished




                                 Appendix II-6
to the environmental engineer or consultant in connection with its assessment(s) described in Section 1(t) above (and addressed by such engineer or consultant in such assessments), the Borrower has not received actual notice from: (i) any federal, state or other governmental authority of (A) any failure of the related Property to comply with any applicable Environmental Laws, or
(B) any known or threatened release of Hazardous Materials on or from such Property in violation of Environmental Laws; or (ii) the related mortgagor that
(A) such mortgagor has received any such notice from any such governmental authority, (B) such Property fails to comply with Environmental Laws, or (C) there is any known or threatened release of Hazardous Materials on or from such Property in violation of Environmental Laws.

                  (v) No Untrue Information. No statement, report or other document furnished by or on behalf of the Borrower or any affiliate thereof in writing (including writings in electronic form) pursuant to this Agreement relating to such Pledged Eligible Asset contains any untrue statement by the Borrower or any Affiliate thereof of any material fact or an omission by the Borrower or any Affiliate thereof of a material fact necessary to make the statements contained therein not misleading. Based upon its review of its files and such inquiry as is customary by a prudent commercial mortgage lender, the Borrower does not know or have reason to know that any such statement, report or other document furnished by or on behalf of the Borrower or any Affiliate thereof in writing (including writings in electronic form) pursuant to this Agreement relating to such Pledged Eligible Asset incorporating any statement, report or other document furnished to the Borrower by any underlying borrower or any other Person contains any untrue statement by any other Person of any material fact or an omission of a material fact necessary to make the statements contained therein not misleading.

         2. As to each Pledged Eligible Asset which constitutes a Mortgage Loan or other Pledged Eligible Asset, if applicable, and is secured by an interest in real property, the Borrower hereby represents and warrants to the Lender that as of the related Funding Date; provided however, that any such representation and warranty maybe modified as set forth in, or an exception thereto may be contained in, the executed Underwriting Transmittal in effect for such Pledged Eligible Asset:

                  (a) Lien Position. The related mortgage is a valid, subsisting and enforceable lien on the related Property (including all buildings and improvements on such Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time prior to the related Funding Date with respect to the foregoing, but excluding any related personal property), which Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for (i) any liens of a prior lender described in the Title Policy and Underwriting Transmittal, (ii) liens for real estate taxes and special assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage which do not materially and adversely
(1) affect the value of such Property, and (2) interfere with the related mortgagor's use of such Property for the intended purposes therefor, (iv) leases and subleases pertaining to such Property which the Borrower, in accordance with the Borrower's Guidelines, did not require to be subordinated to the lien of such mortgage, and (iv) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially





                                 Appendix II-7
interfere with the benefits of the security intended to be provided by such Mortgage ("Permitted Exceptions"). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the related Pledged Eligible Asset establishes and creates a valid, subsisting and enforceable lien on and a security interest in the property described therein, and the Borrower has full right to sell and assign the same to the Lender.

                  (b) No Taxes or Assessments. All taxes and governmental assessments which became due and owing prior to the Funding Date in respect of the related Property (excluding any related personal property) and which, if left unpaid, would be or might become, a lien on such Property having priority over the related mortgage, have been paid or an escrow of funds in an amount sufficient to cover such taxes and assessments has been established.

                  (c) No Mechanics Liens. In reliance on the related Title Policy and to the best of the Borrower's knowledge, the related Property (excluding any related personal property) is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof, and no rights are outstanding that, under law, could give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of the related mortgage, except those which are insured against by the Title Policy.

                  (d) UCC Financing Statements. One or more Uniform Commercial Code financing statements covering all furniture, fixtures, equipment and other personal property in which Mortgagor has an interest (i) which are collateral under the related Security Documents executed and delivered in connection with such Pledged Eligible Asset, and (ii) in which a security interest can be perfected by the filing of Uniform Commercial Code financial statement(s) under applicable law have been filed or recorded (or have been sent for filing or recording) in all Uniform Commercial Code filing offices necessary to the perfection of a security interest in such furniture, fixtures, equipment and other personal property under applicable law.

                  (e) Property Leased to Tenants. As to each Pledged Eligible Asset other than a multifamily property secured by a Property which is subject to one or more leases that are relied on for purposes of determining the DSCR of such loan, the Borrower has obtained estoppel certificates from tenants (or, at a minimum, tenants occupying 90% of the net leased area relied on in determining the DSCR, but specifically including any such tenant who leases 25% or more of the net leasable area of the Property), and other information with respect to the leases ("Leases") relating to such Property in which the underlying borrower is the landlord or lessor thereunder (including copies thereof) and the tenants with such Leases as required by the Borrower's Guidelines, and based upon such investigation by the Borrower:

                           (i) To the best of the Borrower's knowledge, the related mortgagor/borrower is complying, in all material respects, with each lease pertaining to the Property except as disclosed in writing in the list of exceptions included in the related Underlying Transmittal.

                           (ii) Except as disclosed in writing in the list of exceptions included in the related Underwriting Transmittal, no Lease with respect to 10% or more of the net




                                 Appendix II-8
         leasable area of such Property requires the landlord to rebuild or repair any damages or destruction to the leased premises or to compensate the tenant for any condemnation affecting the leased premises.

                           (iii) Except as disclosed in writing in the list of exceptions included in the related Underwriting Transmittal, to the best of the Borrower's knowledge, (A) no Lease with respect to 10% or more of the net leasable area of such Property contains an option to purchase or any right of a tenant to terminate the Lease or vacate the leased premises prior to expiration of the lease term, (B) each Lease is in full force and effect, (C) each tenant is current in the payment of rent due under each Lease of 10% or more of the net leasable area of such Property and has not paid the remaining rents more than one month in advance, and (D) such Commercial Loan/Asset File contains true and complete copies of each Lease, as amended.

                  (f) Mortgage Loans Secured by Ground Lease. With respect to each Pledged Eligible Asset that is secured in whole or in part by the interest of a related mortgagor as a lessee under a ground lease of the related Property (a "Ground Lease"), either (i) the ground lessor's related fee interest in such Property (the "Fee Interest") is subject to or subordinate to the lien of the related mortgage as set forth in the Commercial Loan/Asset Schedule, or (ii):

                                   (A) such Ground Lease is in full force and
         effect and such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease does not prohibit the interest of the related lessee thereunder from being encumbered by the related mortgage; and there have been no material changes in the terms of any such Ground Lease except as set forth in written instruments which are part of the related Commercial Loan/Asset File;

                                   (B) except as may be indicated in the related
         Title Policy referred to in Section 1(l) above, such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than the related Fee Interest;

                                   (C) the related lessee's interest in such
         Ground Lease may be transferred to the Lender and its successors and assigns through foreclosure of the related Mortgage or conveyance in lieu of foreclosure and, thereafter, may be transferred to another Person by the Lender and its successors and assigns upon notice to, but without the consent of, the related lessor (or, if any such consent is required, either (1) it has been obtained prior to the Funding Date, or (2) it will not to be unreasonably withheld);

                                   (D) the related lessor is required to give
         notice of any default under such Ground Lease by the related lessee to the Borrower either under the terms of such Ground Lease (the related lessor having received notice of the related mortgage) or under the terms of a separate written agreement binding upon the related lessor;

                                   (E) except as disclosed in writing in the
         list of exceptions included in the related Underwriting Transmittal, before the related lessor may terminate




                                 Appendix II-9
         such Ground Lease because of a default thereunder by the related lessee, the Borrower is entitled, under the terms of such Ground Lease or a separate written agreement binding upon the related lessor, to receive notice of such default and to cure or, alternatively, to commence proceedings to foreclose the related mortgage plus a reasonable opportunity to cure such default after foreclosure or a conveyance in lieu of foreclosure if the Borrower pursues foreclosure in good faith and with due diligence;

                                   (F) except as expressly approved by the
         Lender in writing, the currently effective term of such Ground Lease (excluding any extension or renewal which is not binding on the lessor thereunder) extends not less than ten years beyond the maturity date of the related Pledged Eligible Asset;

                                   (G) except as expressly approved by the
         Lender in writing, under the terms of such Ground Lease and the related Mortgage, taken together, any related property insurance proceeds other than in respect of a total or substantially total loss or taking, would be applied either (1) to the repair or restoration of the damaged portion of the related Property, with the mortgagee or a trustee or escrow agent appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except where such mortgage provides that the related mortgagor or its agent may hold and disburse such proceeds), or (2) to the payment of the outstanding principal balance of such Pledged Eligible Asset together with any accrued interest thereon;

                                   (H) such Ground Lease does not impose any
         restrictions on subletting which the Borrower considered to be commercially unreasonable at the time of origination of such Pledged Eligible Asset; and

                                   (I) the Borrower has not received any notice
         and otherwise has no knowledge that (1) the lessor under such Ground Lease is asserting a default by the lessee or an event of default thereunder, or (2) any event has occurred which, with the passage of time, the giving of notice, or both (other than rental or other payments being due, but not yet delinquent), would result in a default or an event of default under the terms of such Ground Lease.

                  (g) Deed of Trust. With respect to each related mortgage that is a deed of trust or trust deed, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with applicable law. Except in connection with a trustee's sale after default by the related mortgagor or in connection with the release of the related Property following the payment of such Pledged Eligible Asset in full, no fees or expenses are payable by the Lender to such trustee.

                  (h) Type of Property. The related Property consists of an estate in fee simple or leasehold estate in real property and improvements thereon as set forth in the Commercial Loan/Asset Schedule.

                  (i) Mortgage Acceleration Provisions. The related mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of such Pledged





                                Appendix II-10

Eligible Asset in the event that the related Property is sold or transferred without the prior written consent of the mortgagee thereunder, except as provided in any subordination agreement contained in the Commercial Loan/Asset File.

                  (j) No Additional Collateral. The related promissory note or contract is not, and has not been, secured by any collateral except the lien of the related mortgage and the Security interest of any related Security Documents assigned pursuant to the related assignment to the Lender. Except for any cross-collateralizations described in the Underwriting Transmittal, such mortgage was not given as collateral or security for the performance of obligations of any Person other than the related mortgagor.

                  (k) Assignment of Leases and Rents. Any related assignment of leases and rents incorporated within the related mortgage or set forth in a separate document creates a valid assignment of, or security interest in, the right to receive all payments due under the related Leases, if any, with a priority corresponding to the priority stated in the Underwriting Transmittal and subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law); and no Person other than the related mortgagor owns any interest in the right to receive any payments due under such Leases that is superior to or of equal priority with the mortgagee's interest therein.

                  (l) Default, Breach and Acceleration. There is no monetary default, breach, violation or event of acceleration existing under the related Pledged Eligible Asset or the related documents to such Pledged Eligible Asset and no event (other than a failure to make payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a monetary default, breach, violation or event of acceleration. In addition, to the best of the Borrower's knowledge there is no non-monetary default, breach, violation or event of acceleration.




                                Appendix II-11

                                   Schedule A

                                APPROVED ASSETS



                                 Schedule A-1

                                   Schedule B

                   DISCLOSURE OF PROCEEDINGS PENDING AGAINST
                 THE BORROWER, EVENTS CAUSING MATERIAL ADVERSE
                CHANGES AND CHANGES TO THE MANAGEMENT AGREEMENT




                                      None



                                 Schedule B-1

                                   Exhibit A

                              FORM OF SECURED NOTE

                            Dated as of May 4, 1999

                  FOR VALUE RECEIVED, the undersigned, AMRESCO CAPITAL TRUST, a real estate investment trust organized under the laws of the State of Texas, AMREIT I, INC., a Delaware corporation, AMREIT II, INC., a Delaware corporation, ACT EQUITIES, INC., a Georgia corporation and ACT HOLDINGS, INC., a Georgia corporation, each having an address at 700 North Pearl Street, Suite 2400, Dallas, Texas 75201 (individually and collectively, the "Borrower"), jointly and severally, promise to pay to the order of PRUDENTIAL SECURITIES CREDIT CORP., a Delaware corporation, whose address is One New York Plaza, New York, New York 10292 (the "Lender"), on or before each Maturity Date the amount then outstanding (including accrued interest at the rate(s) set forth in the Agreement) under that certain Amended and Restated Interim Warehouse and Security Agreement, dated as of May 4, 1999, between the Borrower and the Lender (as amended from time to time, the "Agreement"). Initially, the maximum principal amount which may be outstanding is $300,000,000 (subject to certain limitations as set forth therein). Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

                  The holder of this Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule to be maintained by the Lender (which schedule may be obtained upon the Borrower's request), and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

                  MAXIMUM RATE OF INTEREST: It is intended that the rate of interest herein shall never exceed the maximum rate, if any, which may be legally charged on the Loan evidenced by this Note ("Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

                  DUE DATE: The Loan evidenced hereby not paid before each Maturity Date shall be due and payable on each Maturity Date.

                  PLACE OF PAYMENT: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the heading of this Note, or to such other place as the Lender may from time to time direct by written notice to the Borrower.




                                  Exhibit A-1

                  PAYMENT AND EXPENSES OF COLLECTION: All amounts payable hereunder are payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 1:00 p.m. New York City time shall be deemed to be received on the next Business Day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness.

                  SECURITY: This Note is issued pursuant to the Agreement and is secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

                  DEFAULTS: Upon the happening of an Event of Default (as defined in the Agreement), the Lender shall have all rights and remedies set forth in the Agreement.

                  The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of the Lender, except as and to the extent otherwise provided by law.

                  WAIVERS: The Borrower waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time, and consents to the acceptance of further collateral, the release of any collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower. No extension of time for the payment of this Note, or an installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

                  TERMINOLOGY: If more than one party joins in the execution of this Note, the covenants and agreements herein contained shall be the joint and several obligation of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate. Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this




                                  Exhibit A-2

Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.

                  AGREEMENT: Reference is made to the Agreement for provisions as to Advances, rates of interest, mandatory principal repayments, collateral and acceleration. If there is any conflict between the terms of this Note and the terms of the Agreement, the terms of the Agreement shall control.

                  APPLICABLE LAW: THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE BORROWER HEREBY EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                  WAIVER OF JURY TRIAL: EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                         [Signature Page S-1 Attached]




                                  Exhibit A-3

                                 AMRESCO CAPITAL TRUST


                                 By:
                                    ----------------------------------------
                                 Name:      Jon S. Pettee
                                 Title:     President


                                 By:
                                    ----------------------------------------
                                 Name:      Rebecca A. Kuban
                                 Title:     Executive Vice President


                                 AMREIT I, INC.


                                 By:
                                    ----------------------------------------
                                 Name:      Jon S. Pettee
                                 Title:     President


                                 By:
                                    ----------------------------------------
                                 Name:      Rebecca A. Kuban
                                 Title:     Executive Vice President


                                 AMREIT II, INC.


                                 By:
                                    ----------------------------------------
                                 Name:      Jon S. Pettee
                                 Title:     President


                                 By:
                                    ----------------------------------------
                                 Name:      Rebecca A. Kuban
                                 Title:     Executive Vice President

                                 ACT EQUITIES, INC.


                                 By:
                                    ----------------------------------------
                                 Name:      Jon S. Pettee
                                 Title:     President


                                 By:
                                    ----------------------------------------
                                 Name:      Rebecca A. Kuban
                                 Title:     Executive Vice President


                                 ACT HOLDINGS, INC.


                                 By:
                                    ----------------------------------------
                                 Name:      Jon S. Pettee
                                 Title:     President


                                 By:
                                    ----------------------------------------
                                 Name:      Rebecca A. Kuban
                                 Title:     Executive Vice President

                                   Exhibit B

                             FORM OF LEGAL OPINION

                                                            __________ __, 1999

Lender

----------------

----------------

----------------


                  Re: Amended and Restated Interim Funding Arrangement for Eligible Assets

Gentlemen:

         I am the counsel to AMRESCO Capital Trust, a Texas real estate investment trust ("ACT"), AMREIT I, Inc., a Nevada corporation, AMREIT II, a Delaware corporation, ACT Equities, Inc., a Georgia corporation, and ACT Holdings, Inc., a Georgia corporation (individually and collectively, the "Borrower"). I have represented the Borrower in connection with the execution and delivery of the following documents:

                  (i) Amended and Restated Interim Warehouse and Security Agreement, dated as of __________, 1999 (the "Agreement"), by and between the Borrower and Prudential Securities Credit Corp. (the "Lender");

                  (ii) Secured Note executed as of ___________________, 1999 by the Borrower in favor of the Lender (the "Note"); ----

                  (iii) Amended and Restated Custodial Agreement, dated as of ___________________, 1999 (the "Custodial Agreement"), among the Lender, the Borrower and ____________ (the "Custodian");

                  (iv) Amended and Restated Securitization Agreement, dated as of ______, 1999 by and between the Borrower and Prudential Securities Incorporated (the "Securitization Agreement");

                  (v) Warrant Agreement, dated as of ______, 1999 by and between ACT and Prudential Securities Incorporated (the "Warrant Agreement"); and

                  (vi) The Letter Agreement Amending Section III(C)(8) of the Warehouse Agreement, dated as of ______, 1999 addressed to the Borrower and sent by the Lender (the "Letter Agreement").

          Capitalized terms used herein, but not defined herein, shall have the meanings assigned to them in the Interim Warehouse and Security Agreement.




                                  Exhibit B-1

          I have examined executed copies of the Agreement, the Note, the Custodial Agreement, the Securitization Agreement, the Warrant Agreement and the Letter Agreement. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower and such certificates of public officials, certificates of corporate officers, and other documents, and such questions of law, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions herein expressed, I have made the following assumptions: (i) each party to each of the Agreement (other than the Borrower), the Custodial Agreement (other than the Borrower), the Securitization Agreement (other than the Borrower), the Warrant Agreement (other than the Borrower) and the Letter Agreement (other than the Borrower) has the power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Agreement, the Custodial Agreement, the Securitization Agreement, the Warrant Agreement and the Letter Agreement by all parties thereto (other than the Borrower), and
(iii) the validity and binding effect on all parties thereto (other than the Borrower) of each of the Agreement, the Custodial Agreement, the Securitization Agreement, the Warrant Agreement and the Letter Agreement.

          The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

                  (a) The effect of insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws relating to or affecting the rights of creditors generally in the event of insolvency, reorganization, moratorium or receivership.

                  (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (c) The unenforceability of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement has been entered into modifying such provisions.

          I am licensed to practice law in the State of Texas. For purposes of this opinion, I have assumed the laws of the State of Texas are substantially similar to the laws of the State of New York. Subject to such assumption, each opinion hereinafter set forth is an opinion concerning only the law of the State of Texas and New York, the corporate laws of Texas, Nevada, Delaware and Georgia and applicable federal law. All opinions expressed herein are based on laws, regulations and policy guidelines currently enforced and may be affected by future changes in law. Furthermore, no opinion is expressed herein regarding the applicable federal securities, state Blue Sky, legal investment or real estate syndication laws.

         Based upon the foregoing, and subject to the last paragraph hereof, I am of the opinion that:



                                  Exhibit B-2

                  1. The Agreement, the Note, the Custodial Agreement, the Warrant Agreement and the Securitization Agreement each constitute the valid, legal and binding agreement of the Borrower, and each is enforceable against the Borrower in accordance with its terms.

                  2. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the States of Texas or New York for the execution, delivery and performance of the Agreement, the Note, the Custodial Agreement, the Warrant Agreement or the Securitization Agreement, as applicable, by the Borrower, except such of which as have been obtained.

                  3. The execution, delivery and performance by the Borrower of the Agreement, the Note, the Custodial Agreement, the Warrant Agreement and the Securitization Agreement, does not conflict with or result in a breach of, or constitute a default under any law, rule or regulation of the federal government or of the States of Texas or New York.

                  4. The execution, delivery and performance of the Agreement, the Note, the Custodial Agreement, the Warrant Agreement and the Securitization Agreement by the Borrower will not result in a default under any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money to which the Borrower is a party.

                  5. Upon the execution of the Agreement, a valid security interest in the Eligible Assets and the proceeds thereof is granted to the Lender, which security interest would be a valid, first-priority, perfected security interest with respect to such Eligible Assets and the proceeds thereof upon the delivery of the Commercial Loan/Asset Files to the Custodian or the recording of a Form UCC-1 financing statement with the appropriate state authorities.

                  6. Attached as Exhibit A and incorporated by reference herein is a listing of states in which the Borrower is licensed as a mortgage lender or maintains a comparable license. Attached as Exhibit B and incorporated by reference herein is a listing of states in which each Borrower has qualified to do business. Each Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification.

          This Opinion is furnished by me as counsel to the Borrower and is solely for the benefit of the addressees hereof; except that this Opinion may be relied upon by any holder in due course of the Note.

                                                     Yours truly,




                                  Exhibit B-3

                                   Exhibit C

                        FORM OF UNDERWRITING TRANSMITTAL




                                  Exhibit C-1

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


Executive Summary

-----------------
OVERVIEW
-----------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------
LOAN SUMMARY
-----------------
-------------------------------------------------------------------------------
Loan Purpose                 Borrower Name
Property Type                Referral Source
SF/Units                     Investment Officer
Location                     Manager
ACT Loan Amount              Expected Closing Date
Lien Position                Commitment Expiration
                             Date
LTC
Prior 3rd Party Lien
Amount
-------------------------------------------------------------------------------

-----------------
RECOMMENDED
STRUCTURE
-----------------
-------------------------------------------------------------------------------
Commitment  Amount           Commitment                %
                             Fees
Expected Initial Funding     Pay Rate                  %         Fixed/Floating
Loan Term                    Accrual Rate              %         Fixed/Floating
(Months)
Amortization Term            Cash Flow Participation   Yes    No           %
(Months)
Number of Extension Options  Residual Participation    Yes    No           %
   Number of Months          Projected ACT IRR
   Extension Fees               Earlier Payoff         %                    mos.

Lockout Period                  Primary Term           %                    mos.
Prepayment Penalty              Extended Term          %                    mos.
                                Primary Term Leveraged @     % @ rate =
                                                         ----            ------
-------------------------------------------------------------------------------



                                  Exhibit C-2

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

Participation Discussion & Waterfall Description:






-------------------------------------------------------------------------------

-----------------
EXIT STRATEGY
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------





                                  Exhibit C-3

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


Capital Structure

-----------------
SOURCES                                USES
-------------------------------------------------------------------------------

Borrower                      PSF/OR                                     PSF/OR
Equity:                        UNIT                                       UNIT

  Cash               $      %          Purchase Price           $     %

  Deferred Fees      $      %          Land                     $     %

  Other              $      %          Construction Cost        $     %

Other Debt           $      %          Interest Reserve         $     %

ACT Debt             $      %          Tenant Improvements      $     %

                     $      %          Leasing Commissions      $     %

                                       Deferred Maintenance     $     %

                                       Closing Costs            $     %

                                       Contingencies            $     %

                                       Other
               =======================            =============================
          TOTAL                        Total
-------------------------------------------------------------------------------

-----------------
SOURCE OF
DEVELOPER EQUITY
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------



                                  Exhibit C-4

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

-----------------
INTEREST RESERVE
-------------------------------------------------------------------------------

Lease up Assumptions

Calculation (note offsetting income)
-------------------------------------------------------------------------------

ADEQUACY DISCUSSION:



-------------------------------------------------------------------------------

-----------------
TI RESERVE
-------------------------------------------------------------------------------

Calculation:
-------------------------------------------------------------------------------

Adequacy Discussion:


-------------------------------------------------------------------------------

------------------------------------------
LEASE COMMISSIONS (DESCRIBE FEE STRUCTURE)
-------------------------------------------------------------------------------
Average Rent PSF         $
Average Lease Term          years
Average Commission          %
-------------------------------------------------------------------------------
Adequacy Discussion:



-------------------------------------------------------------------------------


                                  Exhibit C-5

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

-----------------
FEE BREAKDOWN
-------------------------------------------------------------------------------

ACT:

Broker:

Developer:

    Overhead:

    Profit:

    Management:

    Leasing Commissions:
-------------------------------------------------------------------------------




                                  Exhibit C-6

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


Capital Structure (continued)

----------------------------------------------
JUSTIFICATION OF POSITION IN CAPITAL STRUCTURE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-----------------
PRIOR LIEN DETAIL
-------------------------------------------------------------------------------

Amount: $                               Holder:

Rate:                                   Address:

Term:

Maturity Date:

Amortization:
Other:
Inter-Creditor Rights:
-------------------------------------------------------------------------------


-----------------------------
Other Sources & Uses Comments
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------






                                  Exhibit C-7

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


Borrower & Guarantors

----------------------------
BORROWER/SPONSOR INFORMATION
-------------------------------------------------------------------------------
Borrower Name:
Borrower Entity Type:
Sponsor/Principal of Borrower:
Borrower Address:
Special Purpose Entity                      [ ] Yes   [ ] No
Related Loans (Borrower, $ Amount)
Is SPE Bankruptcy Remote                    [ ] Yes   [ ] No

-------------------------------------------------------------------------------
BORROWER/PRINCIPAL/SPONSOR CREDIT HISTORY AND REAL ESTATE EXPERIENCE/SUMMARY
OF 3RD PARTY INQUIRIES







-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



                                  Exhibit C-8

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


----------------
GUARANTORS
----------------
----------------
Guarantor 1
-------------------------------------------------------------------------------
       Name                             Comments:
       F/S Date
       Total Assets
       Liquid Assets
       Net Worth
-------------------------------------------------------------------------------
Guarantor 2
-------------------------------------------------------------------------------
       Name                             Comments:
       F/S Date
       Total Assets
       Liquid Assets
       Net Worth
-------------------------------------------------------------------------------
Guarantor 3
-------------------------------------------------------------------------------
       Name                             Comments:
       F/S Date
       Total Assets
       Liquid Assets
       Net Worth
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Are all principals signing guaranties?   [ ] Yes     [ ] No
-------------------------------------------------------------------------------

                                        List any exceptions:
-------------------------------------------------------------------------------
Standard Carve-Out for
 Bankruptcy
Standard Carve-Out for
 Fraud/Misrepresentation
Standard Carve-Out for
 Misapplication of Funds
Standard Carve-Out for
 Obstruction of Remedies
Standard Carve-Out for
 Unpermitted Transactions
Standard Environmental
 Guaranty
Standard Indemnification
Standard Completion
-------------------------------------------------------------------------------





                                  Exhibit C-9

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

Project Team

------------------------
CONTRACTOR INFORMATION
-------------------------------------------------------------------------------
Name:                                           FS Date:
Bonded:     [ ] Yes   [ ] No                    Total Assets:
                                                Liquid Assets:
                                                Net Worth:
-------------------------------------------------------------------------------
Contractor Experience Discussion:





-------------------------------------------------------------------------------

--------------------
PROPERTY MANAGEMENT
-------------------------------------------------------------------------------
Firm                                            Firm Contact
-------------------------------------------------------------------------------
Does Owner manage property?     [ ] Yes         Contractual Mgmt Fee Percent
[ ] No
-------------------------------------------------------------------------------
                                                Underwritten Mgmt Fee Percent
-------------------------------------------------------------------------------
Comments:



-------------------------------------------------------------------------------

---------------
Leasing Agent
-------------------------------------------------------------------------------
Company Name                                    Leasing Agent Contact
-------------------------------------------------------------------------------
Leasing Managed by Property   [ ] Yes  [ ] No   Leasing Agent Fee %
Owner
-------------------------------------------------------------------------------
Leasing Managed by Property   [ ] Yes  [ ] No      New Leases
Manager
-------------------------------------------------------------------------------
                                                   Renewals
-------------------------------------------------------------------------------
Comments:



-------------------------------------------------------------------------------



                                 Exhibit C-10

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


Property Economics Summary(1)

-------------------                   -------------------
AT INITIAL FUNDING:                   AT STABILIZATION:
-------------------------------------------------------------------------------
Expected Closing Date                 Expected Date
NOI                                   NOI
TI/LC Reserves                        TI/LC Reserves
CFADS                                 CFADS
DSCR (w/o Int. Res.)                  DSCR
DSCR (with Int. Res.)
Init. Funding/Acq. Price
Total Cost                            Estimated Value
Cost PSF                              Value PSF
LTC                                   Stabilized LTV
Occupancy                             Occupancy
Pre-leasing
-------------------------------------------------------------------------------
Comments:

-------------------------------------------------------------------------------




------------------------
(1) See Tabs entitled "Economics:" "Act Model" and "ARGUS" for Details.

                                 Exhibit C-11

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------



Market Summary

----------------------------
CURRENT MARKET INFORMATION
-------------------------------------------------------------------------------
Information as of Date                          Market Occupancy
Underwritten Market Rents                       Occupancy Trends
Rent Trends                                     Economic Trends
-------------------------------------------------------------------------------
GENERAL MARKET COMMENTS:



-------------------------------------------------------------------------------
SUB-MARKET COMMENTS:


-------------------------------------------------------------------------------


-------------------
RENT COMPARABLES
-------------------------------------------------------------------------------
NAME/ADDRESS        SIZE (SF,     YEAR BUILT    OCCUPANCY     RENTAL    TI'S
                     UNITS)                          (%)      RATE
-------------------------------------------------------------------------------
1.
2.
3.
Subject Property
-------------------------------------------------------------------------------
Comments:


-------------------------------------------------------------------------------

-------------------------
SALES COMPARABLES - LAND
-------------------------------------------------------------------------------
    NAME/ADDRESS                                                    SALES
                     SIZE (SF,    SALES      SALES     SALES    PRICE/BUIDABLE
                      UNITS)      DATE       PRICE     PRICE        SF
                                                        PSF
-------------------------------------------------------------------------------
1.
2.
3.
Subject Property
-------------------------------------------------------------------------------
Comments:
-------------------------------------------------------------------------------





                                 Exhibit C-12

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

Sales Comparables - Buildings
-------------------------------------------------------------------------------
   NAME/ADDRESS                                                SALES      CAP
                 SIZE (SF,     YEAR     OCCUPANCY     RENTAL   PRICE      RATE
                 UNITS)       BUILT       (%)         RATE    SF, UNIT     (%)

-------------------------------------------------------------------------------
1.
2.
3.
Subject Property
-------------------------------------------------------------------------------
Comments:



-------------------------------------------------------------------------------




                                 Exhibit C-13

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

                        PROPERTY/COLLATERAL DESCRIPTION
                                  MULTI-FAMILY
--------------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

--------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

----------------------
PROPERTY DESCRIPTION
-------------------------------------------------------------------------------
Year Built:                          Attached Garage
Year Rehabilitated:                  Unattached Garage
Rentable Area:                       Covered Parking
Roof Type:                           Uncovered Parking
Land Area (acres):                   Total Spaces
Units per acre:                      No. of Spaces per Unit
Current Occupancy:
-------------------------------------------------------------------------------

------------
UNIT MIX
-----------------------------------------------------------------------------------------------------------------------------------
Unit Type                Number            Average Size (Sq. ft.)                             Current Rental Rate
---------                ------            ---------------------                              -------------------
                                                                                     Base                             PSF
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------
1BR/1B
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------
2BR/1B
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------
2BR/2B
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------
Other
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------
TOTAL OR AVG.
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------

-----------------
UNIT AMENITIES
--------------------------- ------------------------------ ------------------------- ----------------------- ----------------------
[ ] Washer-Dryer            [ ] Self-Cleaning Oven         [ ] Dry Bar               [ ] Ceiling Fans        [ ] Garden Tubs
[ ] W/D Connections         [ ] Icemakers                  [ ] Built-In Bookcases    [ ] Crown Molding       [ ] Double Vanities
[ ] Trash Compactor         [ ] Frost-free Refrigerator    [ ] Security System       [ ] Mini Blinds         [ ] Balconies/Patios
[ ] Disposal                [ ] Built-Ins                  [ ] Vaulted Ceilings      [ ] Vertical Blinds     [ ] Free Cable T.V.
--------------------------- ------------------------------ ------------------------- ----------------------- ----------------------



                                 Exhibit C-14

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

--------------------------- ------------------------------ ------------------------- ----------------------- ----------------------
[ ] Microwave Oven          [ ] Fireplaces                 [ ] 9' Ceilings           [ ] Walk-In Closets     [ ] Storage
[ ] Dishwasher              [ ] Wet Bar                    [ ] Other:
--------------------------- ------------------------------ ------------------------- ----------------------- ----------------------
COMMENTS:

-----------------------------------------------------------------------------------------------------------------------------------

-------------------
PROJECT AMENITIES
--------------------------- ------------------------------ ------------------------- ----------------------- ----------------------
[ ] Clubhouse               [ ] Computer Center            [ ] Secured Access        [ ] Volleyball Courts
[ ] Pool                    [ ] Movie Theater              [ ] On-site Security      [ ] Basketball Courts
[ ] Hot Tub/Jacuzzi         [ ] Laundry Facilities         [ ] Day Care Center       [ ] BBQ/Picnic Areas
[ ] Tennis Court            [ ] Exercise Room              [ ] Water Features        [ ] Playground
[ ] Door-to-Door Trash Pickup                              [ ] Other:
--------------------------- ------------------------------ ------------------------- ----------------------- ----------------------
COMMENTS:

-----------------------------------------------------------------------------------------------------------------------------------



                                 Exhibit C-15

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


                        PROPERTY/COLLATERAL DESCRIPTION
                                   INDUSTRIAL
-----------------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

--------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

------------------------
PROPERTY DESCRIPTION
-------------------------------------------------------------------------------
Year Built:                                   Number of Parking Spaces
Year Rehabilitated:                                   Per 1,000 Sq. Ft.
Current Occupancy                 %           WH Bay Depths                  FT
   If new construction, percent
Preleased:                        SF          WH Clear Height                FT
Rentable Area                     SF          Truck Court Depth              FT
         Office                   SF          Land Area (acres)
                               %
         Air Conditioned          SF          Site Coverage Percentage
                               %
         Warehouse                SF
                               %
Sprinklered                   [ ] Yes [ ] No
Rail Service                  [ ] Yes [ ] No

-------------------------------------------------------------------------------

-----------------
MAJOR TENANTS
--------------------------------- ------------ ------------------ -------------------------- ----------------- -----------------
Tenant Name                       Size (SF)    Percent of Total   Current Rental Rate         Expense Basis    Expiration Date
                                                                  -------------- -----------
                                                                  Per Month      Per SF
--------------------------------- ----------- ------------------- ------------- ------------ ----------------- -----------------
                                              %                                                    Net
                                              %                                                 Base Year
                                              %                                                   Gross
                                              %                                                     Or
Total or Average                              %                                                  Modified
--------------------------------------------------------------------------------------------------------------------------------

Comments:



-------------------------------------------------------------------------------




                                 Exhibit C-16

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

-------------------------
Lease Rollover Exposure
--------------------------- ------------------------ -------------------------- -------------------------- ------------------------
          Year                  Area (Sq. Ft.)              Percent (%)          Cumulative Percent (%)         No. of Tenants
--------------------------- ------------------------ -------------------------- -------------------------- ------------------------
            1
            2
            3
            4
            5
Total
--------------------------- ------------------------ -------------------------- -------------------------- ------------------------




                                 Exhibit C-17

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

                        PROPERTY/COLLATERAL DESCRIPTION
                                     OFFICE
-----------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

---------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

-----------------------
PROPERTY DESCRIPTION
-------------------------------------------------------------------------------
Year Built:                              Parking Spaces
Year Rehabilitated:                         Number of          Per 1,000 Sq.
                                         Structured          Ft.
Current Occupancy                  %        Number of Open     Per 1,000 Sq.
                                         Spaces              Ft.
                                         ===================================
If new construction, percent
Preleased:                         %        Total              Per 1,000 Sq.
Rentable Area                      SF                        Ft.
               # of Floors
              Floor Plate Size     SF
              Retail Component     SF
                               %
Land Area (acres)
Site Coverage Percentage           %
-------------------------------------------------------------------------------

---------------------
BUILDING AMENITIES
-------------------------------------------------------------------------------
[ ] Card Access             [ ] On-Site Security     [ ] On-Site Restaurant
[ ] Conference Facilities   [ ] On-Site Management   [ ] On-Site Copy Center
[ ] Concierge               [ ] Other                [ ] Other
-------------------------------------------------------------------------------

-------------------
MAJOR TENANTS
------------------------------------ ------------ ------------------ -------------------------- ----------------- -----------------
Tenant Name                          Size (SF)    Percent of Total      Current Rental Rate      Expense Basis    Expiration Date
                                                                     -------------- -----------
                                                                     Per Month         PSF
------------------------------------ ----------- ------------------- ------------- ------------ ----------------- -----------------
                                                 %                                                    Net
                                                 %                                                 Base Year
                                                 %                                                   Gross
                                                 %                                                     Or
Total or Average                                 %                                                  Modified
-----------------------------------------------------------------------------------------------------------------------------------




                                 Exhibit C-18

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Comments:


-------------------------------------------------------------------------------

------------------------
Lease Rollover Exposure
--------------------------- ------------------------ -------------------------- -------------------------- ------------------------
          Year                  Area (Sq. Ft.)              Percent (%)          Cumulative Percent (%)        No. of Tenants
--------------------------- ------------------------ -------------------------- -------------------------- ------------------------
           1
           2
           3
           4
           5
Total
--------------------------- ------------------------ -------------------------- -------------------------- ------------------------





                                 Exhibit C-19

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


                        PROPERTY/COLLATERAL DESCRIPTION
                                     RETAIL

------------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

----------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

----------------------
PROPERTY DESCRIPTION
----------------------------------------------------- ------------------------- ----------------------------------- ---------------
Year Built:                                                                     Number of Parking Spaces
Year Rehabilitated:                                                                     Per 1,000 Sq. Ft.
                                                                                Bay Depths
Current Occupancy                                     %                                 Primary Anchors(s)          FT
   If new construction, percent   Preleased:          %                                 Secondary Anchor(s)         FT
Rentable Area                                         SF                                In-Line                     FT
               Primary Anchor(s):                     SF        %               Land Area (acres):
               Secondary Anchor(s):                   SF        %               Site Coverage Percentage            %
               In-Line                                SF        %
               Pad Sites                              SF        %
Floors
         1st Floor                                    SF        %
         2nd Floor                                    SF        %
----------------------------------------------------- ------------------------- ----------------------------------- ---------------

----------------
MAJOR TENANTS
------------------------------------ ------------ ------------------ -------------------------- ----------------- -----------------
Tenant Name                          Size (SF)    Percent of Total   Current Rental Rate         Expense Basis    Expiration Date
                                                                     -------------- -----------
                                                                     Per Month      Per SF
------------------------------------ ----------- ------------------- ------------- ------------ ----------------- -----------------
                                                 %                                                    Net
                                                 %                                                 Base Year
                                                 %                                                   Gross
                                                 %                                                     Or
Total or Average                                 %                                                  Modified
-----------------------------------------------------------------------------------------------------------------------------------



                                 Exhibit C-20

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Comments:



-------------------------------------------------------------------------------

------------------------
LEASE ROLLOVER EXPOSURE
-------------------------------- ------------------------ -------------------------- -------------------------- -------------------
             Year                    Area (Sq. Ft.)              Percent (%)          Cumulative Percent (%)      No. of Tenants
-------------------------------- ------------------------- ------------------------- -------------------------- -------------------
               1
               2
               3
               4
               5
Total
-------------------------------- ------------------------- ------------------------- -------------------------- -------------------





                                 Exhibit C-21

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------


Third Party Reports

-------------------------
APPRAISAL INFORMATION
--------------------- ----------------- ----------------- -------------- ------------------------------- ------------- ---------
Appraised Value       As Is             $                 $  PSF         Income Approach                       $       $  PSF
                      As Completed      $                 $  PSF            Stabilized Occupancy                  %
Effective Date        As Is                                                 DCF                                $       $  PSF
                      As Completed                                             Yield Rate                         %
Appraisal Date                                                                 Terminal Cap Rate                  %
In Conformance with USPAP?          [ ] Yes   [ ] No                        Direct Capitalization              $       $  PSF

In Conformance with FIRREA?         [ ] Yes   [ ] No                           Cap Rate                           %
Appraisal Firm                                                           Sales Comparison Approach             $       $  PSF
Appraiser(s)                                                                Multiplier
                                                                         Cost Approach                         $       $  PSF
                                                                            Land Value                         $       $  PSF
--------------------- ----------------- ----------------- -------------- ------------------------------- ------------- ---------

-------------------------------------------------------------------------------
COMMENTS:
(Reconcile Appraised Value to Underwritten Value and comment on reasonableness)


-------------------------------------------------------------------------------

-----------------------------
ENVIRONMENTAL INFORMATION
------------------------------------------------ ------------------------------
Phase I Date                                     Environmental Firm Name
Report issued to ACT                             Cost To Cure per Report
Were Substantial Environmental Iss. Noted        Type of O&M Plan in Place
------------------------------------------------ ------------------------------
WERE ENVIRONMENTAL ISSUES NOTED CONCERNING THE FOLLOWING:
------------------------------------------------ ------------------------------
Underground Storage Tanks                        Above Ground Storage Tanks
PCBs/Transformers                                Lead-Based Paint
Radon                                            Lead in Drinking Water
Asbestos/ACM                                     Wastes Site on Property
Adjacent Sites                                   On-Site Operations
Storage of Hazardous Materials                   History Review
Regulatory Review                                Was Phase II Performed?
------------------------------------------------ ------------------------------
COMMENTS:



-------------------------------------------------------------------------------




                                 Exhibit C-22

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

------------------------
ENGINEERING INFORMATION
-------------------------------------------------------------------------------
Engineering Report Date           Engineering Firm Name
-------------------------------------------------------------------------------
DEFERRED MAINTENANCE INFORMATION
-------------------------------------------------------------------------------
Immediate Deferred Maintenance    $
Estimate
-------------------------------------------------------------------------------
COMMENTS:



-------------------------------------------------------------------------------




                                 Exhibit C-23

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------

Recommendation

-------------
STRENGTHS
-------------------------------------------------------------------------------
LOAN AND PROPERTY STRENGTHS COMMENTS:
o
o
o
o
-------------------------------------------------------------------------------

-------------
WEAKNESSES
-------------------------------------------------------------------------------
LOAN AND PROPERTY WEAKNESSES COMMENTS:
o
o
o
o
-------------------------------------------------------------------------------

-----------------------------
RISK MITIGANTS INFORMATION
-------------------------------------------------------------------------------
o
o
o
o
-------------------------------------------------------------------------------

Recommended by:
                       -----------------------------------
Manager:
                       -----------------------------------
Investment Committee:
                       -----------------------------------

                       -----------------------------------

                       -----------------------------------
Date:
                       -----------------------------------





                                 Exhibit C-24

-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------










                                 Exhibit C-25

                                                   [AMRESCO CAPITAL TRUST LOGO]


EQUITY APPLICATION
-------------------------------------------------------------------------------
Deal Name:                                      Date:
-------------------------------------------------------------------------------



Executive Summary

------------
OVERVIEW
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

--------------------
INVESTMENT SUMMARY
-------------------------------------------------------------------------------
Investment Purpose                          Partnership Name
Property Type                               Referral Source
SF/Units                                    Investment Officer
Location                                    Manager
ACT Investment                              Expected Closing Date
                           % of Equity      Commitment Expiration Date
                           % of Cost
Prior 3rd Party Lien
Amount
-------------------------------------------------------------------------------

-------------------------
RECOMMENDED STRUCTURE
-----------------------------------------------------------------------------------------------------------------------------------
Investment Amount
Expected Initial Funding
Investment Fees                            %

ACT % of Cashflow:                                                     Property Returns     Year 1       Avg         IRR
                                                                       ----------------     ------       ---         ---
        %             Until Return Of      %                           Unleveraged          %            %           %
        %             Until Return Of      %                           Leveraged            %            %           %
        %             Until Return Of      %
        %             Until Return Of      %
                                                                       INVESTOR YIELDS
                                                                       ACT Yield            %            %           %
                                                                       Levered (LA too)
                                                                       Partner Yield        %            %           %
-----------------------------------------------------------------------------------------------------------------------------------




                                 Exhibit C-26

-------------------------------------------------------------------------------
Participation Discussion & Waterfall Description:


-------------------------------------------------------------------------------

------------------
EXIT STRATEGY
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------





                                 Exhibit C-27

Capital Structure

----------------------                                  -------------------------
SOURCES                                                 USES
--------------------------------------------------      --------------------------------------------------------------------

Partner Equity:                       PSF/OR UNIT                                                             PSF/OR UNIT

  Cash                  $         %                     Purchase Price                         $          %

  Deferred Fees         $         %                     Land                                   $          %

  Other                 $         %                     Construction Cost                      $          %

ACT Equity              $         %                     Interest Reserve                       $          %

3rd Party Debt          $         %                     Tenant Improvements                    $          %

                        $         %                     Leasing Commissions                    $          %

                                                        Deferred Maintenance                   $          %

                                                        Closing Costs                          $          %

                                                        Contingencies                          $          %

                                                        Other
                    ==============================                             =============================================

               TOTAL                                    Total
--------------------------------------------------      --------------------------------------------------------------------


PARTNERSHIP STRUCTURE
---------------------------- ----     -----------   --------     ------
                             Name     Ownership %   $ Amount     Source
                             ----     -----------   --------     ------
General Partner
                                                 %
Limited Partner
                                                 %
Limited Partner
                                                 %
Limited Partner
                                                 %
                                            100.0%
---------------------------- ----     -----------   --------     ------





                                 Exhibit C-28

-------------------------------------------------------------------------------
Comments:


-------------------------------------------------------------------------------

----------------------
INTEREST RESERVE
-------------------------------------------------------------------------------

Lease up Assumptions

Calculation (note offsetting income)

Adequacy Discussion
-------------------------------------------------------------------------------

-----------------------
TI RESERVE
-------------------------------------------------------------------------------

Calculation:

Adequacy Discussion:
-------------------------------------------------------------------------------

------------------------------------------
LEASE COMMISSIONS (DESCRIBE FEE STRUCTURE)
-------------------------------------------------------------------------------
Average Rent PSF:          $
Average Lease Term:
Commission %:                   %
-------------------------------------------------------------------------------
Comments:



-------------------------------------------------------------------------------





                                 Exhibit C-29

------------------------------------
FEE BREAKDOWN
-------------------------------------------------------------------------------

ACT:

Broker:

Partner:

    Overhead:

    Profit:

    Management:

    Leasing Commissions:
-------------------------------------------------------------------------------

------------------------------------------------
JUSTIFICATION OF POSITION IN CAPITAL STRUCTURE
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

-------------------
PRIOR LIEN DETAIL
-------------------------------------------------------------------------------

Amount: $                                    Holder:

Rate:                                        Address:

Term:

Maturity Date:

Amortization:
Other:
Inter-Creditor Rights:
-------------------------------------------------------------------------------


---------------------------------
Other Sources & Uses Comments
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------






                                 Exhibit C-30

Sponsors

------------------------
SPONSOR INFORMATION
-------------------------------------------------------------------------------
Partnership Name:
Partnership Entity Type:
Sponsor/Principal:
Address:
Special Purpose Entity                      [ ] Yes  [ ] No
Related Loans (Principal, $ Amount)
Is SPE Bankruptcy Remote                    [ ] Yes  [ ] No

-------------------------------------------------------------------------------
PRINCIPAL/SPONSOR CREDIT HISTORY AND REAL ESTATE EXPERIENCE/SUMMARY OF 3RD PARTY INQUIRIES







-------------------------------------------------------------------------------

-------------------------------------------------------------------------------





                                 Exhibit C-31

----------------------------
THIRD PARTY LOAN GUARANTORS
----------------------------
Guarantor 1
-------------------------------------------------------------------------------
       Name                                   Comments:
       F/S Date
       Total Assets
       Liquid Assets
       Net Worth
-------------------------------------------------------------------------------
Guarantor 2
-------------------------------------------------------------------------------
       Name                                   Comments:
       F/S Date
       Total Assets
       Liquid Assets
       Net Worth
-------------------------------------------------------------------------------
Guarantor 3
-------------------------------------------------------------------------------
       Name                                   Comments:
       F/S Date
       Total Assets
       Liquid Assets
       Net Worth
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Are all listed above signing guaranties?      [ ] Yes      [ ] No
-------------------------------------------------------------------------------
Is ACT signing guaranties?                    [ ] Yes      [ ] No
-------------------------------------------------------------------------------
DETAILS OF GUARANTY BEING PROVIDED BY ACT OR RELATED ACT ENTITY:


-------------------------------------------------------------------------------



                                 Exhibit C-32

Project Team

-------------------------
CONTRACTOR INFORMATION
-------------------------------------------------------------------------------
Name:                                          FS Date:
Bonded:         [ ] Yes      [ ] No            Total Assets:
                                               Liquid Assets:
                                               Net Worth:
-------------------------------------------------------------------------------
Contractor Experience Discussion:





-------------------------------------------------------------------------------

-------------------------------------------
PROPERTY MANAGEMENT
-------------------------------------------
-------------------------------------------------------------------------------
Firm                                           Firm Contact
-------------------------------------------------------------------------------
Does Owner      [ ] Yes     [ ] No             Contractual Mgmt Fee Percent
manage property?
-------------------------------------------------------------------------------
                                               Underwritten Mgmt Fee Percent
-------------------------------------------------------------------------------
Comments:



-------------------------------------------------------------------------------

------------------
Leasing Agent
-------------------------------------------------------------------------------
Company Name                                   Leasing Agent Contact
-------------------------------------------------------------------------------
Leasing Managed by  [ ] Yes  [ ] No            Leasing Agent Fee %
Property Owner
-------------------------------------------------------------------------------
Leasing Managed by  [ ] Yes  [ ] No            New Leases
Property Manager
-------------------------------------------------------------------------------
                                               Renewals
-------------------------------------------------------------------------------
Comments:
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------





                                 Exhibit C-33

Property Economics Summary(2)

----------------------------------       ------------------------------------
AT FUNDING:                              AT STABILIZATION:
----------------------------------       ------------------------------------
Expected Closing Date                    Expected Date
NOI                      $               NOI                       $
TI/LC Reserves           $               TI/LC Reserves            $
CFADS                    $               CFADS                     $
DSCR to 3rd Party Loan                   DSCR to 3rd Party Loan
Cashflow to ACT          $               Cashflow to ACT           $
C-on-C Yield to ACT           %          Yield to ACT                   %
Cashflow to Partner      $               Cashflow to Partner       $
Yield to Partner              %          Yield to Partner               %
Total Cost               $               Estimated Value           $
Cost PSF                 $               Value PSF                 $
LTC                           %          LTV                            %
Occupancy                     %          Occupancy                      %
Preleased                     %                                         %
----------------------------------       ------------------------------------
Comments:


-------------------------------------------------------------------------------



----------------------------
(2) See Tabs Entitled "Economics," "Act Model" and "ARGUS" for Details




                                 Exhibit C-34

Market Summary

--------------------------------------
CURRENT MARKET INFORMATION
-------------------------------------------------------------------------------
Information as of Date                             Market Occupancy
Underwritten Market                                Occupancy Trends
Rents
Rent Trends                                        Economic Trends
-------------------------------------------------------------------------------
GENERAL MARKET COMMENTS:



-------------------------------------------------------------------------------
SUB-MARKET COMMENTS:


-------------------------------------------------------------------------------

------------------
RENT COMPARABLES
------------------------------- ------------------- --------------------- ------------------- ---------------- ----------------
NAME/ADDRESS                    SIZE (SF, UNITS)    YEAR BUILT            OCCUPANCY (%)       RENTAL RATE      TI'S
------------------------------- ------------------- --------------------- ------------------- ---------------- ----------------
1.
2.
3.
Subject Property
-------------------------------------------------------------------------------------------------------------------------------
Comments:


-------------------------------------------------------------------------------------------------------------------------------

----------------------------
SALES COMPARABLES - LAND
---------------------------------------- ------------------ -------------- ------------------- -------------  ---------------------
             NAME/ADDRESS                                                                      SALES PRICE          SALES
                                         SIZE (SF, UNITS)   SALES DATE     SALES PRICE         PSF            PRICE/BUIDABLE SF
---------------------------------------- ------------------ -------------- ------------------- -------------  ---------------------
1.
2.
3.
Subject Property
-----------------------------------------------------------------------------------------------------------------------------------
Comments:


---------------------------------------------------------------------------------------------------------------------------------




                                 Exhibit C-35

---------------------------------
Sales Comparables - Buildings
------------------------------------- ---------------- -------------- --------------- ------------- ------------------ ------------
            NAME/ADDRESS              SIZE (SF,                                                     SALES PRICE/ SF,    CAP RATE
                                      UNITS)           YEAR BUILT     OCCUPANCY (%)   RENTAL RATE         UNIT             (%)
------------------------------------- ---------------- -------------- --------------- ------------- ------------------ ------------
1.
2.
3.
Subject Property
------------------------------------- ---------------- -------------- --------------- ------------- -------------------------------
Comments:



-----------------------------------------------------------------------------------------------------------------------------------





                                 Exhibit C-36

Property/Collateral Description

Multi-Family
-----------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

-----------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

------------------------
PROPERTY DESCRIPTION
-------------------------------------------------------------------------------
Year Built:                          Attached Garage
Year Rehabilitated:                  Unattached Garage
Rentable Area:                       Covered Parking
Roof Type:                           Uncovered Parking
Land Area (acres):                   Total Spaces
Units per acre:                      No. of Spaces per Unit
Current Occupancy:
-------------------------------------------------------------------------------

-----------------
UNIT MIX
------------------- ----------------- --------------------------------- -----------------------------------------------------------
Unit Type                Number            Average Size (Sq. ft.)                            Current Rental Rate
---------                ------            ----------------------                            -------------------
                                                                                     Base                           PSF
                                                                                     ----                           ---
------------------- ----------------- ------------------ -------------- ------------------------------- ---------------------------
1BR/1B
------------------- ----------------- ------------------ -------------- ------------------------------- ---------------------------
2BR/1B
------------------- ----------------- ------------------ -------------- ------------------------------- ---------------------------
2BR/2B
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------
Other
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------
TOTAL OR AVG.
------------------- ----------------- --------------------------------- ------------------------------- ---------------------------

------------------
UNIT AMENITIES
--------------------------- ------------------------------ ------------------------- ----------------------- -----------------------
[ ] Washer-Dryer            [ ] Self-Cleaning Oven         [ ] Dry Bar               [ ] Ceiling Fans         [ ] Garden Tubs
[ ] W/D Connections         [ ] Icemakers                  [ ] Built-In Bookcases    [ ] Crown Molding        [ ] Double Vanities
[ ] Trash Compactor         [ ] Frost-free Refrigerator    [ ] Security System       [ ] Mini Blinds          [ ] Balconies/Patios
[ ] Disposal                [ ] Built-Ins                  [ ] Vaulted Ceilings      [ ] Vertical Blinds      [ ] Free Cable T.V.
[ ] Microwave Oven          [ ] Fireplaces                 [ ] 9' Ceilings           [ ] Walk-In Closets      [ ] Storage
[ ] Dishwasher              [ ] Wet Bar                    [ ] Other:
------------------------------------------------------------------------------------------------------------------------------------
COMMENTS:

--------------------------- --------------------------------------------------------------------------------------------------------



                                 Exhibit C-37

----------------------
PROJECT AMENITIES
------------------------------------------------------------------------------------------------------------
[ ] Clubhouse               [ ] Computer Center            [ ] Secured Access        [ ] Volleyball Courts
[ ] Pool                    [ ] Movie Theater              [ ] On-site Security      [ ] Basketball Courts
[ ] Hot Tub/Jacuzzi         [ ] Laundry Facilities         [ ] Day Care Center       [ ] BBQ/Picnic Areas
[ ] Tennis Court            [ ] Exercise Room              [ ] Water Features        [ ] Playground
[ ] Door-to-Door Trash Pickup                              [ ] Other:
------------------------------------------------------------------------------------------------------------
COMMENTS:

------------------------------------------------------------------------------------------------------------





                                 Exhibit C-38

                        PROPERTY/COLLATERAL DESCRIPTION
                                   INDUSTRIAL
----------------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

-------------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

----------------------------------------------
PROPERTY DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
Year Built:                                                               Number of Parking Spaces
Year Rehabilitated:                                                               Per 1,000 Sq. Ft.
Current Occupancy                              %                          WH Bay Depths                               FT
   If new construction, percent   Preleased:   SF                         WH Clear Height                             FT
Rentable Area                                  SF                         Truck Court Depth                           FT
               Office                          SF                         Land Area (acres)
                                             %
               Air Conditioned                 SF                         Site Coverage Percentage
                                             %
               Warehouse                       SF
                                             %
Sprinklered                                 [ ] Yes [ ] No
Rail Service                                [ ] Yes [ ] No
-----------------------------------------------------------------------------------------------------------------------------------

---------------
MAJOR TENANTS
------------------------------------ ------------ ------------------ -------------------------- ----------------- -----------------
Tenant Name                          Size (SF)    Percent of Total   Current Rental Rate         Expense Basis    Expiration Date
                                                                     -------------- -----------
                                                                     Per Month      Per SF
------------------------------------ ----------- ------------------- ------------- ------------ ----------------- -----------------
                                                 %                                                    Net
                                                 %                                                 Base Year
                                                 %                                                   Gross
                                                 %                                                     Or
Total or Average                                 %                                                  Modified
-----------------------------------------------------------------------------------------------------------------------------------
Comments:



-----------------------------------------------------------------------------------------------------------------------------------




                                 Exhibit C-39

-------------------------
Lease Rollover Exposure
------------------------------ ------------------------ -------------------------- -------------------------- ---------------------
             Year                  Area (Sq. Ft.)              Percent (%)          Cumulative Percent (%)       No. of Tenants
------------------------------ ------------------------- ------------------------- -------------------------- ---------------------
               1
               2
               3
               4
               5
Total
------------------------------ ------------------------- ------------------------- -------------------------- ---------------------




                                 Exhibit C-40

                        PROPERTY/COLLATERAL DESCRIPTION
                                     OFFICE
-------------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

---------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

------------------------
PROPERTY DESCRIPTION
--------------------------------------------- ----------------------- ------------------------------------- -----------------------
Year Built:                                                           Parking Spaces
Year Rehabilitated:                                                           Number of Structured           Per 1,000 Sq. Ft.
Current Occupancy                                    %                        Number of Open Spaces          Per 1, 000 Sq. Ft.
                                                                      ===================================== =======================
If new construction, percent Preleased:              %                        Total                          Per 1,000 Sq. Ft.
Rentable Area                                        SF
               # of Floors
              Floor Plate Size                       SF
              Retail Component                       SF
                                               %
Land Area (acres)
Site Coverage Percentage                             %
--------------------------------------------- ----------------------- ------------------------------------- -----------------------


--------------------
BUILDING AMENITIES
-------------------------- -------------------------- -------------------------
[ ] Card Access            [ ] On-Site Security       [ ] On-Site Restaurant
[ ] Conference Facilities  [ ] On-Site Management     [ ] On-Site Copy Center
[ ] Concierge              [ ] Other                  [ ] Other
-------------------------- -------------------------- -------------------------

------------------
MAJOR TENANTS
------------------------------------ ------------ ------------------ -------------------------- ----------------- -----------------
Tenant Name                          Size (SF)    Percent of Total      Current Rental Rate      Expense Basis    Expiration Date
                                                                     -------------- -----------
                                                                     Per Month         PSF
------------------------------------ ----------- ------------------- ------------- ------------ ----------------- -----------------
                                                 %                                                    Net
                                                 %                                                 Base Year
                                                 %                                                   Gross
                                                 %                                                     Or
Total or Average                                 %                                                  Modified
-----------------------------------------------------------------------------------------------------------------------------------
Comments:


-----------------------------------------------------------------------------------------------------------------------------------




                                 Exhibit C-41

--------------------------
Lease Rollover Exposure
-------------------------------- ---------------------- ------------------------- -------------------------- ----------------------
             Year                    Area (Sq. Ft.)           Percent (%)          Cumulative Percent (%)        No. of Tenants
-------------------------------- ---------------------- ------------------------- -------------------------- ----------------------
               1
               2
               3
               4
               5
Total
-------------------------------- ---------------------- ------------------------- -------------------------- ----------------------






                                 Exhibit C-42

                        PROPERTY/COLLATERAL DESCRIPTION
                                     RETAIL

--------
PROPERTY
-------------------------------------------------------------------------------
Name:
Street Address:
City:
State:
Zip:
-------------------------------------------------------------------------------

---------------------------
AREA/LOCATION DESCRIPTION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

---------------------
PROPERTY DESCRIPTION
----------------------------------------------------- ------------------------  ----------------------------------- ---------------
Year Built:                                                                     Number of Parking Spaces
Year Rehabilitated:                                                                     Per 1,000 Sq. Ft.
                                                                                Bay Depths
Current Occupancy                                            %                          Primary Anchors(s)          FT
   If new construction, percent   Preleased:                 %                          Secondary Anchor(s)         FT
Rentable Area                                                SF                         In-Line                     FT
               Primary Anchor(s):                            SF                 Land Area (acres):
                                                         %
               Secondary Anchor(s):                          SF                 Site Coverage Percentage            %
                                                         %
               In-Line                                       SF
                                                         %
               Pad Sites                                     SF
                                                         %
Floors
         1st Floor                                           SF
                                                         %
         2nd Floor                                           SF
                                                         %

----------------------------------------------------- ------------------------  ----------------------------------- ---------------


-----------------
MAJOR TENANTS
------------------------------------ ------------ ------------------ -------------------------- ----------------- -----------------
Tenant Name                          Size (SF)    Percent of Total   Current Rental Rate         Expense Basis    Expiration Date
                                                                     -------------- -----------
                                                                     Per Month      Per SF
------------------------------------ ----------- ------------------- ------------- ------------ ----------------- -----------------
                                                 %                                                    Net
                                                 %                                                 Base Year
                                                 %                                                   Gross
                                                 %                                                     Or
Total or Average                                 %                                                  Modified
-----------------------------------------------------------------------------------------------------------------------------------
Comments:



-----------------------------------------------------------------------------------------------------------------------------------




                                 Exhibit C-43

------------------------
LEASE ROLLOVER EXPOSURE
-------------------------------- ------------------------ -------------------------- -------------------------- -------------------
             Year                    Area (Sq. Ft.)              Percent (%)          Cumulative Percent (%)      No. of Tenants
-------------------------------- ------------------------- ------------------------- -------------------------- -------------------
               1
               2
               3
               4
               5
Total
-------------------------------- ------------------------- ------------------------- -------------------------- -------------------





                                 Exhibit C-44

Third Party Reports

------------------------
APPRAISAL INFORMATION
--------------------- ----------------- ----------------- --------- ------------------------------- ------------- -----------------
Appraised Value       As Is             $                 $  PSF     Income Approach                   $           $  PSF
                      As Completed      $                 $  PSF        Stabilized Occupancy              %
Effective Date        As Is                                             DCF                            $           $  PSF
                      As Completed                                         Yield Rate                     %
Appraisal Date                                                             Terminal Cap Rate              %
In Conformance with USPAP?              [ ] Yes  [ ] No                 Direct Capitalization          $           $  PSF

In Conformance with FIRREA?             [ ] Yes  [ ] No                    Cap Rate                       %
Appraisal Firm                                                       Sales Comparison Approach         $           $  PSF
Appraiser(s)                                                            Multiplier
                                                                     Cost Approach                     $           $  PSF
                                                                        Land Value                     $           $  PSF
--------------------- ----------------- ----------------- --------- ------------------------------- ------------- -----------------
COMMENTS:
(Reconcile Appraised Value to Underwritten Value and comment on reasonableness)


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------
ENVIRONMENTAL INFORMATION
------------------------------------------------------------------------ ----------------------------------------------------------
Phase I Date                                                             Environmental Firm Name
Report issued to ACT                                                     Cost To Cure per Report
Were Substantial Environmental Iss. Noted                                Type of O&M Plan in Place
------------------------------------------------------------------------ ----------------------------------------------------------
WERE ENVIRONMENTAL ISSUES NOTED CONCERNING THE FOLLOWING:
------------------------------------------------------------------------ ----------------------------------------------------------
Underground Storage Tanks                                                Above Ground Storage Tanks
PCBs/Transformers                                                        Lead-Based Paint
Radon                                                                    Lead in Drinking Water
Asbestos/ACM                                                             Wastes Site on Property
Adjacent Sites                                                           On-Site Operations
Storage of Hazardous Materials                                           History Review
Regulatory Review                                                        Was Phase II Performed?
------------------------------------------------------------------------ ----------------------------------------------------------
COMMENTS:



-----------------------------------------------------------------------------------------------------------------------------------





                                 Exhibit C-45

---------------------------
ENGINEERING INFORMATION
-------------------------------------------------------------------------------
Engineering Report Date               Engineering Firm Name
-------------------------------------------------------------------------------
DEFERRED MAINTENANCE INFORMATION
-------------------------------------------------------------------------------
Immediate Deferred Maintenance        $
Estimate
-------------------------------------------------------------------------------
COMMENTS:



-------------------------------------------------------------------------------



                                 Exhibit C-46

Partnership Agreement Information


---------------------
Buy/Sell Provisions
-------------------------------------------------------------------------------
Lockout Period:
-------------------------------------------------------------------------------
Comments:

-------------------------------------------------------------------------------


---------------------
Control Provisions
-------------------------------------------------------------------------------
Leases:
Budgets:
-------------------------------------------------------------------------------
Comments:
-------------------------------------------------------------------------------


---------------------
Removal Provisions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


---------------------
Radius Restrictions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


---------------------
Funding Requirements
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------




                                 Exhibit C-47

---------------------
Other Comments
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------





                                 Exhibit C-48

Recommendation

---------------------------
STRENGTHS
-------------------------------------------------------------------------------
INVESTMENT AND PROPERTY STRENGTHS COMMENTS:
o
o
o
o
-------------------------------------------------------------------------------

---------------------------
WEAKNESSES
-------------------------------------------------------------------------------
INVESTMENT AND PROPERTY WEAKNESSES COMMENTS:
o
o
o
o
-------------------------------------------------------------------------------

---------------------------
RISK MITIGANTS INFORMATION
-------------------------------------------------------------------------------
o
o
o
o
-------------------------------------------------------------------------------

Recommended by:
                     ------------------------------------
Manager:
                     ------------------------------------
Investment Committee:
                     ------------------------------------

                     ------------------------------------

                     ------------------------------------

                     ------------------------------------

                     ------------------------------------
Date:
                     ------------------------------------












                                 Exhibit C-49

                                            REIT TAX DUE DILIGENCE - EQUITY
                                       (Office Buildings, Retail & Multi-family)
Date:_______________________

Name of Property:_______________________________________________________________
[If all of the leases of the property do not have the same basic provisions, fill out a separate form for each version.]

1.   How are rents determined?

     _________________  Fixed Amount
     _________________  Based upon the net income or net profits of the tenant
     _________________  Based upon a fixed percentage of the gross sales or gross receipts of the tenant Based upon an "overage provision" whereby all or a portion of the rent is based on the tenant's net / gross (circle one) income or profits in excess of a base amount
     _________________  Other (please explain)

2. Does the lease provide that in the case of a sublease that the landlord is entitled to all or a percentage of the excess rent received? Yes ___ No ___

3.   Has there been any sublet of all or part of the premises? Yes ___ No ___

4. Are any of the following services provided to tenants? (please circle those that apply)
      o   reserved parking
      o   valet parking
      o   cable TV
      o   security system
      o   laundry facilities
      o   maid/janitorial services
      o provision for health clubs, gyms or workout facilities (includes discounts for tenants)

5. List any of the services circled above which are not typical and customary for properties of a similar character and quality in the same geographic area.

6. List any other services provided which are not typical or customary for properties which are of a similar character and quality in the same geographic area.

7. Is any portion of the rent for any lease of the property attributable to personal property (i.e., furniture, appliances, washer, dryers, etc.)?
     ___ Yes ___ No ___ N/A

     If yes, is the percentage of the total rent attributable to the personal property less than 15 percent of the total rent?
     ___ Yes ___ No ___ N/A

8. Are any services rendered to any tenant by third-party suppliers or independent contractors hired by the ompany (or its affiliates)? If so, please describe the nature of such services, the name of the third-party supplier or independent contractor, and the fee arrangement.
     ___ Yes ___ No ___ N/A
     Explain:

9. Does the company (or any of its affiliates) engage in any revenue-generating activities not mentioned previously in this questionnaire other than the rental of real property (and associated activities)?
     ___ Yes ___ No ___ N/A
     Explain:


                                  Exhibit C-50

     Signature    _________________________________

                                                  REIT TAX DUE DILIGENCE - LOANS
Date:_________________________

Name of Property:_______________________________________________________________


1. Is an interest in a partnership or LLC securing the loan? (Note: shares of a corporation, not including LLC's generally should not be taken as collateral since a REIT cannot own more than 10% of the voting stock of any one corporation.)

     ___ Yes
     ___ No (shares of a corporation are collateral) - SKIP TO QUESTION 3.
     ___ No (the real and personal property is the only collateral) - SKIP TO
         QUESTION 3.

2. The partnership or LLC interest securing the loan represents what percentage of capital and profits of the entity? (if 100% so state.)

     Capital_______%     Profits_______%

3. What is the gross value of the land and improvements at the time of commitment (not any stabilized value)? (If this is a construction loan, then the value is the value of the land plus the improvement costs to be capitalized as part of the realty.)

     Land Value $______________________________.
     Improvement Costs $_______________________________.

4.   What is the value of the personal property securing the loan? $___________.

5.   What is the loan principal amount? $_________________.


IF A SHARED APPRECIATION ANSWER QUESTION 6, OTHERWISE SKIP TO #7.
[If the answer to any of these questions in #6 is Yes, then the gain may be subject to a 100% tax]

6. Is the debtor considered a "dealer" in property (i.e., the property is held as inventory and the gain on the sale is ordinary income instead of capital gain)? Yes _____.  No _____.

     a. Does the debtor intend to engage a broker to sell the property prior to or during construction or prior to lease up, or does the debtor otherwise intend to engage in any "for sale" marketing activities? Yes _____. No _____.

     b. Has the debtor contacted any potential buyers for the property? Yes _____. No _____.

     c. Does the debtor intend to hold the property for more than twelve months after completion? Yes _____. No _____.

7.   Does a note secure the note? Yes _____.  No _____(SKIP TO THE END)

     a. Is the note serving as collateral secured by real estate? Yes _____. No _____.

[If you answered Yes to the questions in #7, see questions 1 through 6 above to evaluate such note as collateral.]

Signature ______________________________


                                  Exhibit C-51

                                   Exhibit D

                             FORM OF FUNDING NOTICE

                                                             _________ __, 199_
Prudential Securities Credit Corp.
One New York Plaza
New York, NY 10292

         Re: Amended and Restated Interim Warehouse and Security Agreement dated as of ___________________, 1999 (the "Agreement")

Gentlemen:

                  Reference is made to the Agreement for defined terms used herein. Pursuant to Section I(3)(a)(i) of the Agreement, this letter constitutes notice that the undersigned desires to obtain an Advance in the principal amount of $____________, with respect to the Eligible Assets shown on the attached Commercial Loan/Asset Schedule. Attached as Schedule I hereto is the calculation of the Advanced Amount in accordance with the Agreement including a breakdown of each calculation required to determine such Advanced Amount.

                  The Borrower further represents, warrants and certifies that:
(1) the undersigned has no notice or knowledge of any Event of Default; (2) the representations, warranties and covenants in the Agreement relating to the Eligible Assets shown on the attached Commercial Loan/Asset Schedule are true and correct as of the date hereof and shall be true and correct on the date of the Advance requested herein, before and after giving effect thereto; and (3) each of the conditions precedent to an Advance listed in Section I(2) of the Agreement has been satisfied as of the date hereof.

                       [Insert Appropriate Borrower Name]

                                   AMRESCO CAPITAL TRUST


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   AMREIT I, INC.


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------




                                  Exhibit D-1

                                   AMREIT II, INC.


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   ACT EQUITIES, INC.


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   ACT HOLDINGS, INC.


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------




                                  Exhibit D-2

                                   Exhibit E

                     FORM OF COMMERCIAL LOAN/ASSET SCHEDULE





                                  Exhibit E-1

                                   Exhibit F

                           FORM OF WARRANT AGREEMENT


Warrant Agreement dated as of May 4, 1999 between AMRESCO Capital Trust and Prudential Securities Incorporated (filed as Exhibit 10.2 to the Registrant's Current Report on Form 10-Q for the quarterly period ended March 31, 1999 filed with the Securities and Exchange Commission on May 13, 1999, which exhibit is incorporated herein by reference).



                                  Exhibit F-1